As filed with the Securities and Exchange Commission on May 17, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive
Suite 2900
Chicago, Illinois, 60601
(Address of principal executive offices) (Zip code)

Mareile Cusack
200 East Randolph Drive
Suite 2900
Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.
Greenberg Traurig, LLP
77 West Wacker Drive
Suite 3100
Chicago, IL 60601

Registrant's telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30, 2013
Date of reporting period:  March 31, 2013

Item 1. Reports to Stockholders.

THE PATIENT INVESTOR

Semi-Annual Report
March 31, 2013

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market.  In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek.  We candidly discuss a number of individual companies.  Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  Equity investments are affected by market conditions.  Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in small and/or midsized companies.  Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms.  Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market.  Ariel Focus Fund invests in common stocks of companies of any size and is a non-diversified fund, which means its investments are concentrated in fewer stocks than diversified funds.  Ariel Focus Fund generally holds 25-30 stocks and therefore may be more volatile than a more diversified investment.  Ariel International Equity Fund and Ariel Global Equity Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging and developing markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance.  Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing.  For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

ARIEL INVESTMENT TRUST
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.292.7435 | arielinvestments.com

Turtle Talk

Ariel’s Automatic Investment Program makes it easy to invest.

❖	Dollar cost averaging: regularly investing a set dollar amount over time helps you avoid the temptation to overreact when markets swing.
❖
Simplicity: money is automatically deducted from your bank account or paycheck and deposited into your investment account each month.  There’s no writing checks and no addressing envelopes…once you set it up, you’re done.

Consider this illustration of automatic investing over 25 years:

*Assumes an 8% annualized return.
Note: Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  A program of regular investing does not assure a profit or protect against loss in declining markets.  The examples show the benefits of an automatic investment program and assumes regular monthly investments over a specified period at a hypothetical annual return of 8%.  Examples are illustrative only and is not indicative of any specific return you may receive from a particular investment.

Annualized
	Quarter	1 Year	3 Year	5 Year	10 Year	20 Year	Since Inception
Ariel Fund (inception 11/6/86)
Investor Class	+ 15.76%	+ 21.57%	+ 12.59%	+ 8.18%	+ 9.06%	+ 9.87%	+ 11.26%
Institutional Class	+ 15.84	+ 21.99	+ 12.75	+ 8.27	+ 9.10	+ 9.90	+ 11.28
Russell 2500TM Value Index	+ 13.35	+ 21.17	+ 14.16	+ 8.81	+ 12.14	+ 11.04	+ 11.45
Russell 2000® Value Index	+ 11.63	+ 18.09	+ 12.12	+ 7.29	+ 11.29	+ 10.27	+ 10.69
S&P 500® Index	+ 10.61	+ 13.96	+ 12.67	+ 5.81	+ 8.53	+ 8.53	+ 9.79
Ariel Appreciation Fund (inception 12/1/89)
Investor Class	+ 15.55%	+ 18.63%	+ 12.55%	+ 10.21%	+ 10.23%	+ 10.63%	+ 10.81%
Institutional Class	+ 15.68	+ 18.92	+ 12.68	+ 10.28	+ 10.27	+ 10.64	+ 10.83
Russell Midcap® Value Index	+ 14.21	+ 21.49	+ 14.95	+ 8.53	+ 12.57	+ 11.13	+ 11.53
Russell Midcap® Index	+ 12.96	+ 17.30	+ 14.62	+ 8.37	+ 12.27	+ 10.66	+ 11.18
S&P 500® Index	+ 10.61	+ 13.96	+ 12.67	+ 5.81	+ 8.53	+ 8.53	+ 8.94
Ariel Focus Fund (inception 6/30/05)
Investor Class	+ 13.97%	+ 11.13%	+ 8.26%	+ 4.06%	–	–	+ 3.77%
Institutional Class	+ 14.07	+ 11.38	+ 8.37	+ 4.12	–	–	+ 3.81
Russell 1000® Value Index	+ 12.31	+ 18.77	+ 12.74	+ 4.85	–	–	+ 5.23
S&P 500® Index	+ 10.61	+ 13.96	+ 12.67	+ 5.81	–	–	+ 5.83
Ariel Discovery Fund (inception 1/31/11)
Investor Class	+ 13.53%	+ 17.95%	–	–	–	–	+ 8.08%
Institutional Class	+ 13.58	+ 18.21	–	–	–	–	+ 8.30
Russell 2000® Value Index	+ 11.63	+ 18.09	–	–	–	–	+ 10.65
S&P 500® Index	+ 10.61	+ 13.96	–	–	–	–	+ 12.09
Ariel International Equity Fund (inception 12/30/11)
Investor Class	+ 3.88%	+ 3.02%	–	–		–	+ 6.64%
Institutional Class	+ 4.02	+ 3.42	–	–		–	+ 6.97
MSCI EAFE® Index	+ 5.23	+ 11.79	–	–		–	+ 18.80
Ariel Global Equity Fund (inception 12/30/11)
Investor Class	+ 8.06%	+ 8.36%	–	–	–	–	+ 11.03%
Institutional Class	+ 8.07	+ 8.57	–	–	–	–	+ 11.29
MSCI AC World IndexSM	+ 6.63	+ 11.19	–	–	–	–	+ 19.16

The inception date for the Institutional Class shares of all Funds is December 30, 2011.  Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.  For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found in the individual fund summaries in the report.

The Patient Investor	4	Slow and Steady Wins the Race

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: For the quarter ending March 31, 2013, Ariel Fund rose +15.76% versus +13.35% for the Russell 2500 Value Index and +11.63% for the Russell 2000 Value Index.  Meanwhile, Ariel Appreciation Fund earned +15.55% during the three-month period versus a +14.21% return for the Russell Midcap Value Index and a +12.96% gain for the Russell Midcap Index.  Meanwhile the broad market S&P 500 Index advanced +10.61%.  While our consumer discretionary names positively impacted our portfolio, our underweight in the energy sector created a slight performance drag, and producer durables also lagged.

Another Brick in the Wall
There is an old saying: “The market climbs a wall of worry.” The last four years certainly serve to underscore the point.  During a time when there has been widespread avoidance of stocks, both the Dow Jones Industrial Average and the S&P 500 Index have managed to re-enter record territory—with the Dow up +148.78% and the S&P 500 Index up +152.98% from the March 9, 2009 bottom through March 31, 2013. Over this same period, our value portfolios have strongly rebounded from the brunt of the crisis.  On that point, Ariel Fund has posted a +289.05% cumulative gain versus +207.75% for the Russell 2500 Value Index and +191.61% for the Russell 2000 Value Index.  During the same period, Ariel Appreciation Fund has posted a +245.08% cumulative gain versus +220.78% for the Russell Midcap Value Index and +203.78% for the Russell Midcap Index.

Although the pain still lingers for many, one would think as the financial crisis becomes more of a distant memory and the market continues to reap strong gains, investor interest in public equities would build accordingly.  And yet, stock ownership remains low.  Individual investors remain skittish and, “U.S. private pensions have only 35% of their assets in equities, well below the long-term average of 45%.”1 While the early months of 2013 suggest some shift in investor sentiment, on the whole, the stock market continues to be a source of trepidation.  But even the most bearish naysayers are hard-pressed to argue with recent market results.  As such, the shifting debate now centers on the sustainability of the bull market.  As we read in a recent issue of Barron’s, “You’d think a bull market pushing new highs would be awash in euphoria.  But the panic of the financial crisis has essentially been replaced with anxiety.”2

While there is no question valuations are not nearly as compelling as the once-in-a-lifetime bargains we scooped up at the height of the crisis, we do not believe this bull market will be derailed any time soon.  Certainly one should expect dips along the way, but as we assess the current environment and look out into 2013 and 2014, we remain positive on equities.  For one, the “wall of worry” remains firmly in place.  Even bullish investors call themselves “anxiously optimistic.”3 And in direct contrast to the heydays of the early 2000s, “irrational exuberance” is nowhere to be found.

Beyond the Nervous Nellies whose underlying din of anxiety is actually good for stocks, we are encouraged by current valuations.  Stocks may in fact trade closer to fair value than they did recently, but with the S&P 500 Index trading at 14x next year’s earnings—below historic norms of 15x—they are far from overvalued in our opinion.  These valuations are actually even more compelling when today’s anemic interest rates are also considered.  Once again, as Barron’s recently noted, “If the bull market ended now, it would mark the lowest multiple of earnings at a bull-market peak since World War II—well below the 16.8 multiple in 2007, or 28.2 times at the height of the tech bubble.”4

Restrained enthusiasm, reasonable valuations and low interest rates all bode well for stocks.  Add in the economic multiplier that comes from a promising housing recovery—job creation, increasing consumer confidence and rising household wealth buoyed by  rising home prices—and you have the makings of  an extended run.  And for those who fret that the  markets will fall apart once the Federal Reserve ends its quantitative easing campaign, the Fed says unemployment will have to drop to 6.5% (from 7.7% today) before it will stop.  We would posit that by the time unemployment hits this target, the U.S. economy should be on firm footing.

Rx for Growth
Against the backdrop of such robust market gains, some might wonder where we are finding value.  While our hunt for value is always a bottom-up endeavor approached on a stock-by-stock basis, there are times when value clusters and we find a bevy of holdings in one area.  Early in the crisis, such was the case with financial stocks that have subsequently helped drive our strong gains from the market bottom. In recent years, we have also sought to take advantage of dislocations in the health care sector, where the economic downturn as well as fears of national health care reform have pressured stock prices. Opportunities in the sector have led us to hold a higher percentage of our portfolios in specialized health care stocks.  More specifically, as of March 31, 2013, Ariel Fund held 14.56% of its portfolio in health care names compared to 6.48% for the Russell 2500 Value Index and Ariel Appreciation Fund’s health care weighting was 16.50% versus 7.21% for the Russell Midcap Value Index.

While the health care names in our various portfolios have indeed experienced a lift from their lows, our current overweights are based on our view that high quality and uniquely positioned companies offering essential products and services will benefit from a combination of positive factors for years to come.  First, we expect health care utilization to pick up.  This increase will be driven by clear demographic trends tied to an aging baby boomer population as well as an economic recovery that will lead more people to seek the much-needed elective surgeries and doctor visits they have put off since the downturn.  For a simple example, think hips and knees.  As we age, wear and tear may necessitate replacements.  But a bad hip, while painful, is generally not life-threatening.  If you have been out of work or are nervous about job security, this is precisely the surgery you might postpone.  These deferrals temporarily depress the earnings of a smaller company like Symmetry Medical Inc. (SMA), which makes the surgical tools and casings for hip and knee components, or a mid cap holding like Zimmer Holdings, Inc. (ZMH), which makes the actual artificial hips and knees.  But because each is a leader in its field, aging baby boomers joined with a strengthening economy mean the longer-term outlook for both stocks looks quite rosy to us.

The even bigger story with utilization relates to 2014 when 30 million more people will have health insurance as a direct result of new health care laws requiring insurance companies to provide prevention related services—like annual checkups—with no co-pay charged to the patient.  Our diagnostic and life sciences companies—i.e. Charles River Laboratories Intl Inc. (CRL), Bio-Rad Laboratories, Inc. (BIO), Life Technologies Corp. (LIFE), and Thermo Fisher Scientific Inc. (TMO)—will directly benefit from more doctor visits and the increased testing used to identify diseases and thereby aid in preventative care.

Beyond the demographic and secular trends, health care stock valuations remain compelling, corporate financials are strong, and we expect merger and acquisition activity to pick up—especially among the small- and mid-sized players that are easily absorbed by industry giants in search of growth through product diversification.  On this latter point, as we write, Ariel Fund and Ariel Appreciation Fund are benefitting from the $13.6 billion takeover of Life Technologies Corp. by another Ariel holding, Thermo Fisher Scientific Inc.

A look back at our quarter-end letters since the depths of the financial crisis offers an unambiguously bullish outlook.  We had the opportunity to buy solid companies that had been thrown away in a moment of panic.  In buying what others feared, we have delivered exemplary returns.  Today, the environment is much less dramatic, the returns much less correlated and the uncertainty much less pronounced, but the anguish lingers.  Therein lies an ongoing opportunity to exploit market inefficiencies for long-term gains.

Portfolio Comings and Goings
In the first quarter, we initiated a position in Western Union Co. (WU), in Ariel Fund, which is a current holding in Ariel Appreciation Fund and Ariel Focus Fund.  Western Union is the global leader in money transfer and payment services.  With over 500,000 locations that serve 200 countries, the company’s scale and network advantages create high barriers to entry and attractive economics.  Even though money transfer volumes are recovering from the global recession, the stock trades at a historically low valuation.  We view Western Union as an excellent, wide-moat franchise, with meaningful growth prospects, excellent free cash flow generation and sustainable competitive advantages that position it well for an evolutionary shift towards mobile payments.

We eliminated our position in WMS Industries Inc. (WMS) on the good news that Scientific Games Corp (SGMS) announced its intent to acquire WMS.

In Ariel Appreciation Fund, we initiated a position in Coach, Inc. (COH), one of the most recognized accessories and premium handbag brands in the U.S. in our mid cap value portfolio.  The company has grown from a family-owned leather handbag manufacturer to a leader in fine handbags, with 30% of North American market share, and accessories for both men and women.  Coach has generated superior margins and earnings growth in the luxury retail industry due to its brand strength, loyal customer base, and experienced management team.  We exited our positions in Dell Inc. (DELL) in order to pursue more compelling opportunities.

We appreciate the opportunity to serve you and welcome your questions or comments.  Feel free to contact us at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

1 Tan, Kopin. “The Bull Leaps Higher but Comes Up Short.” Barron’s,
March 4, 2013, page 21.
2 Tan, Kopin. “The Bull Leaps Higher but Comes Up Short.” Barron’s,
March 4, 2013, page 21.
3 Tan, Kopin. “Anxiously Optimistic.” Barron’s, March 4, 2013, page 13.
4 Tan, Kopin. “The Bull Leaps Higher but Comes Up Short.” Barron’s,
March 4, 2013, page 20.

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2013
	1st Quarter	1 Year	3 Year	5 Year	10 Year	20 Year	Life of Fund
Investor Class	+15.76%	+21.57%	+12.59%	+8.18%	+9.06%	+9.87%	+11.26%
Institutional Class+	+15.84%	+21.99%	+12.75%	+8.27%	+9.10%	+9.90%	+11.28%
Russell 2500TM Value Index	+13.35%	+21.17%	+14.16%	+8.81%	+12.14%	+11.04%	+11.45%
Russell 2000® Value Index	+11.63%	+18.09%	+12.12%	+7.29%	+11.29%	+10.27%	+10.69%
S&P 500® Index	+10.61%	+13.96%	+12.67%	+5.81%	+8.53%	+8.53%	+9.79%

Performance data quoted represents past performance and does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell	Russell
		2500	2000	S&P
	Ariel	Value	Value	500
	Fund†	Index	Index	Index
Consumer discretionary	35.27	12.38	12.61	13.61
Financial services	30.68	33.24	37.86	17.19
Health care	14.56	6.48	4.67	12.37
Producer durables	8.34	13.55	12.86	10.57
Materials & processing	4.07	7.78	7.09	3.78
Technology	2.82	8.07	9.95	15.65
Energy	2.34	6.62	6.02	10.93
Consumer staples	1.92	2.16	2.21	9.56
Utilities	0.00	9.71	6.75	6.33

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

TOP TEN EQUITY HOLDINGS

1	KKR & Co. L.P.	3.9%	6	Charles River Laboratories Intl Inc.	3.3%
2	Gannett Co., Inc.	3.7%	7	Lazard Ltd	3.3%
3	Interpublic Group of Cos., Inc.	3.5%	8	Hospira, Inc.	3.2%
4	Janus Capital Group Inc.	3.4%	9	Dun & Bradstreet Corp.	3.1%
5	Life Technologies Corp.	3.3%	10	International Speedway Corp.	3.1%

+The inception date for the Institutional Class shares is December 30, 2011.  Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.  For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe.  It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	8	800.292.7435

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2013
	1st Quarter	1 Year	3 Year	5 Year	10 Year	20 Year	Life of Fund
Investor Class	+15.55%	+18.63%	+12.55%	+10.21%	+10.23%	+10.63%	+10.81%
Institutional Class+	+15.68%	+18.92%	+12.68%	+10.28%	+10.27%	+10.64%	+10.83%
Russell Midcap® Value Index	+14.21%	+21.49%	+14.95%	+8.53%	+12.57%	+11.13%	+11.53%
Russell Midcap® Index	+12.96%	+17.30%	+14.62%	+8.37%	+12.27%	+10.66%	+11.18%
S&P 500® Index	+10.61%	+13.96%	+12.67%	+5.81%	+8.53%	+8.53%	+8.94%

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index
Financial services	36.75	30.90	21.51	17.19
Consumer discretionary	35.20	10.01	17.41	13.61
Health care	16.50	7.21	9.10	12.37
Producer durables	8.55	11.31	13.35	10.57
Energy	1.56	9.14	7.57	10.93
Consumer staples	1.44	4.84	6.16	9.56
Technology	0.00	8.91	11.32	15.65
Materials & processing	0.00	6.11	6.82	3.78
Utilities	0.00	11.57	6.76	6.33

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

TOP TEN EQUITY HOLDINGS

1	Interpublic Group of Cos., Inc.	4.5%	6	Viacom, Inc.	3.1%
2	Lazard Ltd	4.0%	7	St. Jude Medical, Inc.	3.1%
3	Thermo Fisher Scientific Inc.	3.8%	8	First American Financial Corp.	3.1%
4	Northern Trust Corp.	3.5%	9	International Game Technology	3.0%
5	AFLAC Inc.	3.3%	10	Blackstone Group L.P.	3.0%

+The inception date for the Institutional Class shares is December 30, 2011.  Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class(and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.  For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values.  The Russell Midcap® Index measures the performance of mid-cap companies.  Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: In the first quarter of 2013, Ariel Focus Fund enjoyed strong performance, beating both its benchmark and the broader equity market.  Ariel Focus Fund increased +13.97% versus +12.31% for the Russell 1000 Value Index and +10.61% for the S&P 500 Index.  Performance was broad-based but helped by a recovery of three of our poorer performers from 2012.  Dell Inc. (DELL), Chesapeake Energy Corp. (CHK) and DeVry Inc. (DV) all saw their stocks decline more than 20% last year but rise more than 20% in the first quarter.  In addition, Ariel Focus Fund’s first quarter results were buoyed by our financial services holdings such as KKR & Co. L.P. (KKR), Blackstone Group L.P. (BX), Goldman, Sachs & Co. (GS), and Morgan Stanley (MS).  The largest detractor from performance was Apollo Group, Inc. (APOL), as the company continues to struggle with regulatory challenges.  Other detractors included Illinois Tool Works Inc. (ITW), which slipped -0.26% since we purchased it in late February, and AFLAC Inc. (AFL), which dropped -0.90% while we held it during the quarter.

In 2012, Dell shares declined -29.58% as demand for personal computers (PCs) disappointed investors.  Although the company has attempted to diversify its business away from PCs through acquisitions, it still derives close to half its profits from this challenged segment.  As has been well-documented, PC sales have been hurt by widespread adoption of tablets and smartphones as well as delayed PC upgrades. The launch of Microsoft’s Windows 8 does not appear to have helped PC sales as we and others had hoped.  In early February, Silver Lake Partners and Michael Dell announced their intention to take the company private in a leveraged buyout at $13.65 per share.  This price represented a 35% premium to Dell’s 2012 year-end closing price.  We sold all our Dell shares when they traded above the announced deal price on speculation of a higher offer for the company.  We doubted any such bid would materialize—skepticism that looks justified as we go to press.

A combination of factors led Chesapeake Energy shares to perform poorly in 2012.  Most important, in our opinion, was the decline in natural gas prices from over $11 per million cubic feet (mcf) in 2007 to a low under $2 in 2012.  While much reporting on Chesapeake has focused on corporate governance and its controversial founder and now ex-CEO Aubrey McClendon, even the best managed natural gas companies struggled to earn reasonable returns in the 2012 pricing environment.  In the first quarter of 2013, natural gas prices have recovered to over $4 per mcf.  In addition, McClendon stepped down as CEO, which was well received by the market.  Due principally to these two factors, Chesapeake’s stock increased +23.44% in the quarter.

arielinvestments.com	10	800.292.7435

Despite some recovery in natural gas prices already, we believe they can still increase dramatically from here.  In the U.S., natural gas still trades well below prices paid in most of the developed world.  Recently the spot price in the United Kingdom was $11 and $12 in Japan.  The energy content of an mcf of gas is close to 1/6th of that of a barrel of oil.  As a result, natural gas has historically traded at a price approximately 1/6th of oil.  Now natural gas trades at less than 1/20th of oil due to abundant supplies in North America.  While difficulties in shipping gas around the world allow this pricing anomaly to exist for an extended period of time, we believe eventually enough oil users will switch to gas, causing a return to the historic relative pricing relationship.  We are already seeing municipal buses and garbage trucks switch to gas—even some taxi fleets are doing so.  Electric utilities plants once powered by coal are switching to cheaper natural gas.  Heavy users of energy such as phosphate factories and steel mills are shifting production back to the U.S. All of this makes us bullish on the long-term future of natural gas and Chesapeake in particular.

In our letters we tend to focus on companies whose stocks had the largest impact in a given quarter.  It seems we comment on our two for-profit education companies, DeVry and Apollo, in almost every letter.  As a result, we will not repeat our thesis for the industry or review again the regulatory challenges that have emanated from Washington over the last three years.  In 2013 the stocks of these two companies have headed in different directions.  DeVry increased +33.80% in the first quarter on much better-than expected earnings due principally to aggressive cost reductions and stock repurchases.  Apollo, on the other hand, declined -16.92% as the company’s accrediting agency, the Higher Learning Commission, announced it might put Apollo on probation due to concerns over its corporate governance.  At quarter-end, we calculated Apollo’s enterprise value to be 1.5x its earnings before interest, depreciation and taxes (“EBITDA”), a valuation we think is inappropriately With no net debt, significant positive cash flows and a newly announced stock repurchase program, we think Apollo shares are very attractive at these levels, although we acknowledge we have said this before, only to be disappointed.

Finally we will mention the stocks of our two alternative asset management companies, KKR and Blackstone which increased +31.84% and +29.84%, respectively, in the first quarter.  The private equity (“PE”) industry enjoyed one of its strongest quarters with PE firms selling $20.5 billion of stock in their portfolio companies.  A strong high-yield bond market continues to allow PE firms to recapitalize their companies with new, lower-cost debt and in many  cases to fund the payment of dividends to the deal sponsors.  In addition, low interest rates allow PE firms to sell their portfolio companies to other firms, both industry competitors and other PE firms, at attractive prices.  Investors are beginning to realize the value of these companies.  For instance, when we initiated our position in KKR in 2011, it was a great company at a great price.  Now, we still think it is a great company, but one closing in fast on our calculation of intrinsic value.  As a result, we reduced our position in KKR in the first quarter.

Looking forward we are a bit more cautious than we have been in past quarters.  The market has gone from attractively-priced to reasonably-priced.  It is becoming harder to find new ideas that meet our stringent valuation requirements.  We believe stocks are, however, still very attractive relative to bonds,1 which we think are dramatically overpriced.

First quarter earnings from our portfolio companies have been mixed, with good profitability but lower revenue growth than we would like.  We still think an improving housing market and the vitality of the North American energy industry will produce a U.S. economy that will surprise to the upside.  But if you think you hear a little less table-pounding emanating from us, there is no need to adjust your hearing aid.

Portfolio Comings and Goings
In the first quarter, we purchased two new securities and exited three positions in our focused value portfolio.  We added Illinois Tool Works, currently a long-term holding in our mid cap value product.  This worldwide manufacturer of highly engineered products and specialty systems primarily consist of transportation; food and beverage equipment; construction; and general industrial.  ITW remains focused on growing the company through organic revenue growth, as well as acquisition growth.  ITW management implements its 80/20 approach to improving the efficiency of operations to drive above industry levels of profitability.  Additionally, the company’s long history of solid growth and a stable balance sheet make ITW an interesting investment opportunity.

Another long-term holding in other portfolios, Stanley Black & Decker, Inc. (SWK), was also added as the company’s market cap grew.  The home improvement company possesses strong brands across its entire portfolio, including the Stanley, Black & Decker, Emhart and DeWalt brands.  Management has demonstrated a core competency in acquiring adjacent businesses and realizing substantial synergies in the integration of these acquisitions.  These acquisitions have obscured the true earnings power of the business and investors are under-appreciating the company’s significant levels of cash flow once it completes the current integrations.

We eliminated our positions in Dell Inc., AFLAC Inc. and Berkshire Hathaway Inc. (BRK.B) in order to pursue more compelling opportunities.

We appreciate the opportunity to serve you and welcome your questions or comments.  Feel free to contact us at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy	Timothy Fidler
Co-Portfolio Manager	Co-Portfolio Manager

1
Investing in equity stocks is risky and subject to the volatility of the markets and investing in small cap and mid-cap stocks is more risky and more volatile than investing in large cap stocks.  Bonds are fixed income securities in that at the time of the purchase of a bond, the amount of income and the timing of the payments are known.  Risks of bonds include credit risk and interest rate risk, both of which may affect a bond’s investment value by resulting in lower bond prices or an eventual decrease in income.

arielinvestments.com	12	800.292.7435

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2013
	1st Quarter	1 Year	3 Year	5 Year	Life of Fund
Investor Class	+13.97%	+11.13%	+8.26%	+4.06%	+3.77%
Institutional Class+	+14.07%	+11.38%	+8.37%	+4.12%	+3.81%
Russell 1000® Value Index	+12.31%	+18.77%	+12.74%	+4.85%	+5.23%
S&P 500® Index	+10.61%	+13.96%	+12.67%	+5.81%	+5.83%
Performance data quoted represents past performance and does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index
Financial services	28.38	27.85	17.19
Consumer discretionary	19.08	8.69	13.61
Health care	13.72	11.77	12.37
Producer durables	12.20	9.07	10.57
Energy	11.30	15.73	10.93
Technology	9.60	6.26	15.65
Consumer staples	5.72	7.05	9.56
Materials & processing	0.00	3.69	3.78
Utilities	0.00	9.88	6.33

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

TOP TEN EQUITY HOLDINGS

1	Microsoft Corp.	5.9%	6	Lockheed Martin Corp.	4.5%
2	Walgreen Co.	5.5%	7	Omnicom Group Inc.	4.4%
3	Johnson & Johnson	5.2%	8	National Oilwell Varco	3.9%
4	Western Union Co.	4.7%	9	Exxon Mobil Corp.	3.9%
5	Target Corp.	4.6%	10	JPMorgan Chase & Co.	3.8%

1	As of 02/01/2013 Ariel Focus Fund has the ability to invest in common stocks of companies of any size.
+
The inception date for the Institutional Class shares is December 30, 2011.  Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.  For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

*
Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operatingexpenses to 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2014.

**	Annualized
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values.  Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: This was a very strong quarter  for Ariel Discovery Fund, as our return of +13.53%  was ahead of the +11.63% and +10.61% gains for the  Russell 2000 Value Index and the S&P 500 Index,  respectively.  Since its inception on January 31, 2011,  the Fund has an average annual return of +8.08%,  compared to +10.65% for the Russell 2000 Value  Index and +12.09% for the S&P 500 Index.  As  discussed in earlier letters, we lagged the benchmark  for the first few months after inception, but have seen  solid absolute and relative gains since mid-year 2011.

Top performers during the quarter included Erickson Air-Crane, Inc. (EAC), which was up +53.40%.  Landec Corp. (LNDC) gained +52.16% and Orion Energy Systems, Inc. (OESX) was up +49.40%.  On the  downside, Multi-Fineline Electronix, Inc. (MFLX) lost -23.65%, Imation Corp. (IMN) was down -18.20%  and JAKKS Pacific, Inc. (JAKK) fell by -15.67%.

If we could own just one stock, what would it be?
A popular investment website asks managers this question.  At this time last year our answer was Pervasive Software Inc. (PVSW), and in April of 2011 our choice was Force Protection, Inc. (FRPT).  Each company was subsequently acquired, with General Dynamics Corp. (GD) buying Force Protection in December of 2011 and Pervasive accepting a sweetened offer from privately-held Actian Corporation this January after its initial unsolicited bid.  We like to use our first quarter letter to pose this question because while we would (of course) never put all of our eggs in one basket, a detailed answer effectively illustrates the characteristics we seek in our portfolio holdings.

As deep value investors, we look for underfollowed and misunderstood companies trading at prices that provide a “margin of safety”1 to buyers.  We seek protection in asset values, with an emphasis on cash-rich, debt-free balance sheets.  We also strongly favor talented and properly incentivized leadership, and we look to identify upside potential from under-appreciated opportunities.  Today, the holding that best embodies these traits is Mitcham Industries, Inc. (MIND).

Based in Huntsville, Texas, Mitcham leases seismic equipment to the oil and gas industry.  It also manufactures and sells marine seismic equipment through its Seamap subsidiary, which the company acquired in 2005.  Mitcham is the world’s largest seismic equipment lessor.  The company operates globally, with over 80% of revenues originating outside North America.  Key regions include Canada, Russia, Europe, and South America.  The company’s largest customers include seismic contractors who partner with nationalized oil companies and major energy producers.  These end-users will likely continue their long-term drilling activities regardless of shortterm fluctuations in oil and gas prices.

1 Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

arielinvestments.com	14	800.292.7435

The use of seismic equipment has become crucial to energy producers as large oil and gas deposits become increasingly hard to find.  Using highly sophisticated wave technology, seismic data is analyzed to determine the geological potential of a site.  A seismic shoot, where shock waves are used to identify underground structure, typically costs roughly 1% of the total cost to drill a new development.  Performing seismic analysis is an extremely effective approach to maximize both the likelihood of successful discovery and the potential reserve yield, especially when one considers the escalating costs that come from drilling dry holes.

Through its leasing model, Mitcham Industries has carved out an attractive niche within the oil service industry.  The company’s long industry relationships, service expertise and access to equipment through an exclusive contract with industry leader Sercel, are nearly impossible to replicate.  In addition, its global footprint simplifies the logistics of moving seismic equipment around the world.  Customers value the ability to lease seismic equipment as it allows for rapid expansion and contraction of seismic recording capabilities as opportunities arise.  And finally, the economics of buying and leasing out equipment are attractive to Mitcham: the company either continues to lease out equipment after it is fully depreciated or sells it at a premium to net cost.  Since depreciation is Mitcham’s largest fixed cost by far, earnings quality is high and cash flow is strong.

Despite the company’s attractive long-term growth profile, Mitcham stock trades at very low multiples of net assets, earnings and EBITDA.  Despite an excess cash position and strong cash flows, the current price is barely above tangible book value – a figure we believe is materially understated due to the fact that rapid depreciation charges lead to economic values of assets being well above accounting values. Mitcham is truly a misunderstood stock, as its market capitalization of roughly $200 million leads to limited analyst coverage, and short-term unpredictability scares off many potential investors.

We think at current prices Mitcham Industries is the most attractive holding in our universe, with significant upside potential and, in our view, a large margin of safety.  Our confidence is enhanced by our faith in management.  CEO Bill Mitcham founded the company in 1987, and is backed by a strong team including CFO Rob Capps.  He manages the company with fiscal conservatism; on more than one occasion he has assured us that he is “allergic to debt,” a stance we strongly favor in a business prone to lumpy short-term results.

Bill Mitcham’s conservatism, clear passion for the business and deep industry knowledge make us enthusiastic owners of the stock, particularly at such an attractive valuation.  In addition, the company and its leadership easily meet our standards for corporate governance and insider ownership.  Salaries are quite modest, and bonuses have been clearly tied to achievement of long-term objectives.  In addition, management’s incentives are closely aligned with ours as owners.  Bill Mitcham owns roughly $6 million worth of stock, with additional options, bringing his stake in the company to 5.3%.  Other managers control another 1.8%, and in a rare but impressive situation for a small company with the CEO’s name on the door, outside Chair Peter Blum owns 5.1% of the company.

We believe Mitcham’s large discount to intrinsic value combined with the likelihood that value will build over time could create significant future gains.  So, if we could only own one stock, today it would undoubtedly be Mitcham Industries.

Portfolio Comings and Goings
We eliminated three companies during the quarter.  Pervasive Software was sold due to its pending acquisition by Actian Corporation.  WMS Industries Inc. (WMS) was sold after agreeing in late January to be bought by Scientific Games Corporation. (SGMS).  Finally, Symetra Financial Corp. (SYA) was sold as the stock approached our estimate of fair value.  We added five new positions during the quarter, thereby ending the first quarter with 37 companies in the Ariel Discovery Fund portfolio:

Spartan Motors Inc. (SPAR) – Based in Charlotte, Michigan, Spartan Motors designs, engineers and manufactures specialized motor vehicle chassis and bodies.  The chassis are primarily for fire trucks, motor home and military vehicles.  Spartan also manufactures walk-in delivery vehicles.  Concerns over short-term economic conditions have created an interesting investment opportunity for us.  Spartan trades at book value, with excess cash and is expected to be profitable in 2013.  Additionally, we expect significant earnings growth in 2014, which is not reflected in the company’s stock price.

Erickson Air-Crane, Inc. (EAC) – This company builds and operates a fleet of heavy lift helicopters used for firefighting, infrastructure construction and timber harvesting.  Erickson owns the type certificate for the S-64, which is the only commercial helicopter with a rear-facing pilot station.  This allows the helicopter to operate as a flying crane.  Two recently announced acquisitions will greatly expand the company’s footprint, broaden its offering and diversify its revenue streams.

Astro-Med, Inc. (ALOT) – Based just outside of Providence, Rhode Island, Astro-Med is a specialty printer company.  Its two lines include Quick Label Systems, a high-consumable business that allows companies to create their own custom labels, and ruggedized printers such as those used in airline cockpits.  With roughly half of the stock’s value in cash, solid revenue growth prospects and increasing margins due to an effective cost reduction plan, we are enthusiastic owners of Astro-Med.  Please refer to the Company Spotlight on page 23 to learn more about this holding.

POZEN Inc. (POZN) – Based in Chapel Hill, North Carolina, Pozen is a unique pharmaceutical company.  With a very small staff, it has successfully developed treatments which combine existing approved therapies in new compounds.  Treximet, an effective migraine remedy, was created using the pain killer naproxen sodium and the vascular inflammation reducer sumatriptan.  In November 2011, Pozen sold the future royalties for $75 million.  More than half of the current capitalization is now in cash, and the likely partnering of its PA product for aspirin therapy provides significant upside potential.

American Electric Technologies, Inc. (AETI) – Based in Houston, American Electric was formed in 2007.  Privately-held M&I Electric, with a history dating back to 1946, became a public company through a reverse merger with the much smaller American Access Technologies.  M&I makes up the bulk of the business, providing specialized power distribution systems such as switchgear for oil rigs and other remote locations.  Highly profitable joint ventures in China and Brazil have hidden the true asset base and earnings power of the company, leaving it off of the radar of many investors.

We appreciate the opportunity to serve you and welcome your questions or comments.  Feel free to contact us at email@arielinvestments.com.

arielinvestments.com	16	800.292.7435

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2013
	1st Quarter	1 Year	Life of Fund
Investor Class	+13.53%	+17.95%	+8.08%
Institutional Class+	+13.58%	+18.21%	+8.30%
Russell 2000® Value Index	+11.63%	+18.09%	+10.65%
S&P 500® Index	+10.61%	+13.96%	+12.09%
Performance data quoted represents past performance and does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	2000	S&P
	Discovery	Value	500
	Fund†	Index	Index
Consumer discretionary	20.80	12.61	13.61
Financial services	18.98	37.86	17.19
Producer durables	16.17	12.86	10.57
Technology	15.55	9.95	15.65
Energy	10.56	6.02	10.93
Materials & processing	8.94	7.09	3.78
Health care	5.44	4.67	12.37
Utilities	3.56	6.75	6.33
Consumer staples	0.00	2.21	9.56

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

TOP TEN EQUITY HOLDINGS

1	Mitcham Industries, Inc.	5.6%	6	PCTEL, Inc.	4.1%
2	Contango Oil & Gas Co.	4.5%	7	Rosetta Stone Inc.	3.9%
3	First American Financial Corp.	4.5%	8	Cowen Group, Inc.	3.9%
4	Market Leader, Inc.	4.4%	9	Vical Inc.	3.6%
5	International Speedway Corp.	4.2%	10	Imation Corp.	3.3%

+
The inception date for the Institutional Class shares is December 30, 2011.  Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.  For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

1
Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

*
Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Discovery Fund’s total annual operatingexpenses to 1.50% of net assets for the Investor Class and 1.25% for the Institutional Class through the end of the fiscal year ending September 30, 2014.

**	Annualized
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor  Class shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel International Equity Fund and Ariel Global Equity Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: There were plenty of problems for investors around the globe to fret about in the first quarter of 2013, but they clearly decided not to.  That is, the Cyprus bailout, the Eurozone’s structural problems, or even the waning of the commodities super-cycle could have caused a stock correction.  Instead, the MSCI EAFE Index advanced +5.23% and the broader MSCI ACWI Index rose +6.63%.  Meanwhile, Ariel International Equity Fund gained +3.88% and Ariel Global Equity Fund rose +8.06%.

In classical economics, the world operates according to straightforward, logical rules.  Each individual behaves very rationally, prioritizing goals efficiently and responding automatically to incentives.  As above, however, that world hardly describes the real one in our view.  Across the globe, we see perverse incentives, paradoxes and problems that confound such a simple, clean, orderly model.  Luckily for us, and for our investors, these glaring flaws do not destroy value at the corporate level—and in some cases create wonderful investment opportunities.

The recent bank crisis in Cyprus exemplifies our topsy-turvy reality.  Despite its tiny size, population and economy, Cyprus became a significant off-shore banking hub—one Russian plutocrats especially favored.  During its heyday, before the 2008-2009 financial crisis, Cyprian banks gorged on Greek debt.  Then, of course, they suffered heavy losses during the Greek debt crisis and eventually faced almost certain failure.  Cyprus begged the other members of the European Union for a bailout, which it received.  Unfortunately, we believe a poorly-structured plan transformed a national, short-term emergency into a regional, long-term nightmare.

Recall that banks without government backing are inherently unstable.  That is, they work on a fractional reserve system in which only a small portion of deposits are readily available for withdrawal.  As those familiar with It’s a Wonderful Life will recall, all of a bank’s depositors cannot take all their money out of a bank simultaneously.  Moreover, just the fear that a bank could fail can become reality.  Without deposit insurance, eroding confidence in a bank can spur withdrawals, which can reduce confidence further, prompting a run on the bank and its inevitable failure.

Yet faith in the banking system is critical to a modern economy.  This is why the United States created the FDIC to guarantee deposits up to a high level in the wake of the Great Depression.  It also explains why, during the Great Recession the government multiplied the amount it guaranteed—essentially backing all deposits—while simultaneously injecting capital into banks and taking forcible ownership stakes in them.  Failing to provide an impervious, proper backstop could have led to a run on the entire banking system.  In supporting a bank, the rigorous observance of the original risk/reward tradeoffs in the capital structure is paramount.  Depositors receive absolute safety in return for meager, specified returns; bond-holders1 receive limited exchange for relative stability and security; equity owners get high return potential counterbalanced by the risk of a total loss in the event of a bank’s failure.

arielinvestments.com	18	800.292.7435

In response to the Cyprus banking crisis, however, the European Union transmogrified this structure by fiat in a plan it originally accepted and subsequently changed.  That is, it proposed a bank deposit fee of 6.7% for all deposits up to 100,000 Euros and a 9.9% levy on accounts on deposits above that amount.  In this plan, bondholders would face a loss of principal before equity owners were wiped out—a complete distortion of the capital structure.  The scheme was a spectacular example of moral hazard, where policymakers encourage risk-taking by imbalancing risks and rewards.  At its heart dwelled a cruel paradox: depositors who only desired safety did not receive it, while shareowners who put their capital completely at risk were saved from its justified loss.  Despite improving the plan later, we think the European Union destroyed confidence in its banks, likely prompting the balkanization of deposits and polarizing banks into weak and strong ones.  Going forward, rich depositors are far more likely to keep their money close to home and only in very sturdy institutions—creating a more brittle, less efficient banking system.

Of course Europe has been creating its own worst problems for decades.  Its repeated failure to address its systemic, inflexible labor markets is likely to drive low growth for some time.  Although the details vary from country to country, the European desire to create stability and safety for citizens has driven large welfare programs, strict and relatively high minimum wage rates, and employment projection legislation.  The last of these three makes it very difficult to hire temporary employees, and expensive or impossible to terminate permanent staff.  The goal, of course, is to prevent companies from mass layoffs during short downturns; the unintended result, however, is a widespread corporate refusal to hire new labor to fuel growth.  And thus Europe has become a world of the haves and the have-nots, based largely around age: older Europeans are far more likely to be permanently employed with high incomes while younger Europeans are often unemployed or paid very low relative wages.  Combine that with demographic trends—in 1970 only 21% of the population was over age 60; by 2050 35% will be—and you have a time bomb.  Businesses cannot manage their cost structures efficiently, meaning subpar growth.  Relatively high unemployment means lower consumption, which in turn drives growth downward, creating a vicious cycle.  Once again we have a paradox: the desire to legislate safe, secure employment during cyclical downturns has created higher unemployment and secular instability long-term.

Finally, the road ahead looks similarly perplexing to us.  A global currency war is brewing, with a number of G7 countries attempting to jawbone their currencies lower.  Japan, for instance, is striving to weaken the yen against the dollar, which, if successful, would help Japanese companies but harm American ones.  Indeed, if one country successfully talks its currency down, it will benefit.  If, however, the various economic powers attempt en masse to weaken their currencies, nobody wins.  Moreover, it creates an ugly downward spiral, crimping margins globally.  Although the eventual debacle is well-telegraphed, parties are nevertheless moving toward it.

While these ongoing irrationalities certainly frustrate us on an intellectual level, they do not pose problems for our craft.  We must consider these broad, macroeconomic issues when performing forecasts for individual companies, knowing there will always be headwinds—sometimes breezes and occasionally powerful gusts.  The goal, of course, is to look for opportunities in areas where the broad market exaggerates the problems or misapplies them to companies unnecessarily.  For instance, it was hardly a secret over the past year that Japan faces a steep and long uphill march as an economic power.  We felt, however, that reality gave us an opportunity to find huge Japanese companies that were, more specifically, multi-nationals domiciled in Japan.  While we are bearish on Europe, that hardly means we will avoid European stocks wholesale.  Instead, we will seek out companies domiciled in Europe that benefit from strong secular growth, as opposed to the cyclical variety, or can participate in growth elsewhere around the globe.  Ultimately, the world is enormous and generally teeming with opportunities—to find them takes effort and independent thought.

We appreciate the opportunity to serve you and welcome your questions or comments.  Feel free to contact us at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali
Portfolio Manager

1
Investing in equity stocks is risky and subject to the volatility of the markets, and investments in foreign securities may underperform and may be more volatile than investments in U.S. securities.  Bonds are fixed income securities in that at the time of the purchase of a bond, the amount of income and the timing of the payments are known.  Risks of bonds include credit risk and interest rate risk, both of which may affect a bond’s investment value by resulting in lower bond prices or an eventual decrease in income.

arielinvestments.com	20	800.292.7435

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2013
	1st Quarter	1 Year	Life of Fund
Investor Class	+3.88%	+3.02%	+6.64%
Institutional Class	+4.02%	+3.42%	+6.97%
MSCI EAFE® Index	+5.23%	+11.79%	+18.80%
Performance data quoted represents past performance and does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
	Ariel	MSCI
	International	EAFE
	Equity	Index
	Fund†	Index
Information technology	22.63	4.34
Consumer staples	20.00	12.34
Financials	19.32	24.85
Health care	11.83	10.30
Consumer discretionary	11.02	10.96
Telecommunication services	5.76	4.93
Industrials	4.80	12.58
Energy	3.70	7.16
Utilities	0.94	3.67
Materials	0.00	8.86

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

COUNTRY WEIGHTINGS (%)

Japan	26.24
U.K.	16.89
Switzerland	13.31
Germany	7.15
Netherlands	5.89
Canada	5.30
China	5.06
Ireland	4.54
U.S.	3.29
Italy	2.96
Finland	2.67
France	2.48
Norway	1.52
Turkey	0.55
Sweden	0.52
Czech	0.44
Spain	0.44
Brazil	0.36
Luxembourg	0.26
Austria	0.13

Expense Ratio* (as of 9/30/2012)*	Investor Class**	Institutional Class**
Net	1.40%	1.15%
Gross	17.00%	15.70%

TOP TEN EQUITY HOLDINGS
1	Roche Holding AG	5.4%
2	Tesco plc	4.9%
3	Koninklijke Ahold NV	4.5%
4	Deutsche Boerse AG	4.1%
5	Ryanair Holdings plc ADR	3.5%
6	Nintendo Co., Ltd	2.9%
7	Vanguard MSCI EAFE ETF	2.9%
8	Japan Tobacco Inc.	2.5%
9	Murata Manufacturing Co., Ltd.	2.5%
10	Nestle SA	2.4%

*
Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel International Equity Fund’s totalannual operating expenses to 1.40% of net assets for the Investor Class, and 1.15% of net assets for the Institutional Class, through the end of the fiscal year ending September 30, 2015.

**	Annualized
Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
MSCI EAFE® Index is an unmanaged, market weighted index of companies in developed markets, excluding the U.S. and Canada. An investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2013
	1st Quarter	1 Year	Life of Fund
Investor Class	+8.06%	+8.36%	+11.03%
Institutional Class	+8.07%	+8.57%	+11.29%
MSCI AC World IndexSM	+6.63%	+11.19%	+19.16%
Performance data quoted represents past performance and does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
	Ariel
	Global	MSCI
	Equity	AC World
	Fund†	Index
Information technology	25.47	11.92
Health care	23.52	9.90
Financials	13.98	21.28
Consumer staples	13.75	10.80
Consumer discretionary	8.43	10.89
Industrials	6.58	10.48
Telecommunication services	4.97	4.23
Energy	2.77	10.25
Utilities	0.53	3.46
Materials	0.00	6.79

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

COUNTRY WEIGHTINGS (%)

U.S.	41.06
Japan	11.48
U.K.	10.53
Switzerland	9.38
China	4.78
Germany	4.12
Netherlands	3.74
Canada	3.03
Ireland	2.86
Italy	1.96
Finland	1.89
France	1.35
Czech Republic	1.01
Norway	0.97
Brazil	0.80
Turkey	0.76
Sweden	0.17
Luxembourg	0.11

Expense Ratio* (as of 9/30/2012)*	Investor Class**	Institutional Class**
Net	1.40%	1.15%
Gross	12.33%	4.07

TOP TEN EQUITY HOLDINGS
1	Roche Holding AG	5.5%
2	Johnson & Johnson	4.8%
3	Tesco plc	4.6%
4	Gilead Sciences, Inc.	4.2%
5	Microsoft Corp.	3.5%
6	Koninklijke Ahold NV	3.3%
7	Deutsche Boerse AG	3.2%
8	Quest Diagnostics Inc.	3.0%
9	Ryanair Holdings plc ADR	2.6%
10	QLogic Corp.	2.3%

*
Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Global Equity Fund’s total annual operating expenses to 1.40% of net assets for the Investor Class, and 1.15% of net assets for the Institutional Class, through the end of the fiscal year ending September 30, 2015.

**	Annualized
Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
MSCI ACWI (All Country World Index) IndexSM is an unmanaged, market weighted index of global developed and emerging markets.  An investor cannot invest directly in an index.

arielinvestments.com	22	800.292.7435

Founded in 1971 and headquartered just outside Providence, RI, Astro-Med Inc. is a global provider of specialized printers and their related consumables.  The company operates in two segments, QuickLabel Systems (“QLS”) and Test & Measurement.  The QLS segment produces specialty printers for color label applications.  The Test & Measurement creates ruggedized printers for commercial and military use, which are engineered to withstand harsh operating conditions.  It also makes data acquisition recorders for the aerospace, automotive and general industrial markets.  The highly specialized nature of these products provides a buffer from potential challengers and has contributed to the company’s success over the last four decades.  Additionally, a seasoned and disciplined management team, strong balance sheet and lack of Wall Street coverage make Astro-Med a compelling long-term opportunity.

Product Quality, Speed and Ease
Printing technologies have improved tremendously since the early days of the stylus printer and Astro-Med has been there every step of the way.  The company’s QuickLabel Systems business offers a variety of full-color digital label printers that utilize application technologies ranging from ink jet to thermal transfer.  The printers’ superior output quality, speed, and ease of use are true differentiators and benefit many businesses that need to make their own product labels as a part of their “just in time” production process.  Astro-Med also offers a full suite of related consumables, software, and support services, which only add to its overall value proposition.  QLS’ customers range from small, local businesses to Fortune 500 companies in the food, cosmetics and personal care, and pharmaceutical industries, among others.

Taking Flight
Astro-Med’s Test & Measurement segment is best known for its ruggedized printers, which can be found on numerous airplanes manufactured by the likes of Airbus, Boeing, Bombardier and Lockheed.  These printers must satisfy stringent regulatory standards and are specially designed to endure the harsh conditions of flight.  Despite the proliferation of iPads and other digital devices in the cockpit, pilots still rely heavily on physical print-outs of flight paths, airport runway blueprints, and other mission-critical information.  The high up-front development costs, strict regulation, and long-term contracts that Astro-Med has secured deter new entrants and protect Astro-Med’s 60% share of the market.  In addition, the company is beginning to apply its ruggedized technology to other devices, which should provide it with ample room for future growth.

Sizable Margin of Safety
Until recently, Astro-Med’s profitability failed to reflect the record revenues achieved over the last several years.  Various manufacturing processes had become antiquated, and capacity had been inefficiently utilized.  Management, led by CEO Everett Pizzuti and CFO Joe O’Connell, responded by divesting non-core assets, including one of its primary business segments, and introducing Lean/Sigma manufacturing practices, which were implemented by newly hired COO Greg Woods.  Mr. Woods brings a fresh perspective to senior management, a team that boasts a combined tenure of 182 years with the company.  These efforts have paid off handsomely as profitability has meaningfully improved during each of the last four quarters and the stock price has risen by approximately 26% over the same time period.  The recent success has even rubbed off on the long-tenured management team, who seem more energized today than ever.  Astro-Med has no debt and maintains roughly half of its market capitalization in net cash, which we perceive as a sizable margin of safety1.  The new, revitalized Astro-Med is certainly on the right path, and we anticipate benefiting from its progress in the future.

1 Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

CBRE Group provides a full suite of real-estate services to other businesses around the globe.  Its capabilities run from property and facility management to sales, leasing, and development to investment management.  In other words, when a business lacks real estate expertise, it can count on CBRE.  Although based in Los Angeles, California it has more than 300 offices worldwide.

Built for Growth
Real estate cycles tend to be long, and because the current four-year expansion has been muted many have ignored it.  For its part, CBRE is growing at a handsome clip across the globe and throughout its businesses; in 2012, for instance, its revenues rose 10% and its operating cash flow ascended 14%.  Some of CBRE’s specialties experience short-term volatility, but two in particular are key to our belief in its long-term growth trajectory.  First, multi-national corporations without special real estate skills are increasingly pleased to outsource facility management to experts such as CBRE.  That business grew a healthy 10% last year.  Second, Wall Street has overlooked the company’s burgeoning power in investment management.  CBRE bulked up its already significant presence in 2011 when it bought ING Group’s real estate investment business to become one of the world’s largest money management firms in the field.  We believe institutions’ ongoing expansion into so-called alternative investments will boost its growth rate for the foreseeable future.

A Rock-Solid Foundation
CBRE entered the market downturn in 2008 with a balance sheet positioned for a forgiving economic environment; after the pains of the liquidity crisis, it has bolstered its finances to withstand credit tremors.  Specifically, its debt is cheaper and spread over a longer period than before.  For instance, it recently completed an $800 million offering in 5% senior notes due in 2023—and priced at face value.  Some of the funds raised will retire its senior notes yielding 11.625%, which are callable this June.

New to the Corner Office
After three decades of service to the company, longtime CEO Brett White’s retirement at year-end is well deserved.  Normally we might be somewhat edgy about the plans for his replacement, but we were pleased to see the Board of Directors promote former company president Robert Sulentic to the CEO position.  Sulentic arrived via CBRE’s acquisition of Trammell Crow, where he was a 22-year veteran who eventually served as CEO there.  We have known Sulentic for many years and think he and his teammates will lead CBRE to continued prosperity.

Climbing Property Values
Since hitting $2.71 per share as the market bottomed on March 9, 2009, CBRE stock has rebounded beautifully.  We think this escalation reflects an irrationally low market appraisal four years ago, not a high price today.  That is, the stock now trades at 16.5x its calendar 2013 cash earnings, a modest premium to the overall market.  Given its global scale and scope, firm finances, and strong growth trajectory, we think that is a bargain.

arielinvestments.com	24	800.292.7435

Health care heavyweight Johnson & Johnson uses its potent brand as well as its massive financial power to continually stay ahead of the pack.  This giant is diversified globally across three major divisions:  Consumer Health (21% of revenue), Medical Device and Diagnostics (42% of revenue), and Pharmaceuticals (37% of revenue).  Its consumer health products dominate the aisles of drug and grocery stores with brands from Band-Aid and Tylenol to Neutrogena and Listerine.  Its Medical Device and Diagnostics division helps medical professionals perform general surgery, treat arrhythmia, and provide implants and artificial joints—and more.  Finally, the Pharmaceuticals division produces important drugs such as immunology treatment Remicade, oncology drug Procrit, and Risperdal and Concerta in the neuroscience field.

Prominent Brand Recognition
One of Johnson & Johnson’s key competitive advantages is the reputation it has earned over its more than 125 years of history.  Simply put, the company owns many of the most-trusted brand names in the United States—including its own flagship Johnson & Johnson label.  Its prominent and time-tested name allows the company to attract the best scientists, retain top management, and execute important acquisitions.  Finally, with its amazing array of products and vast end-user base, Johnson & Johnson is more buffeted than its rivals from the feared health care reimbursement pressures in the United States and the potential attempts to contain health spending around the globe.

Finance: A Great Defense and a Very Good Offense
Many giant companies employ their fortress balance sheets as a defense against the competition, economic cycles, and so forth.  Johnson & Johnson certainly does so, with roughly $27 billion in cash, total debt/EBITDA below 1.0x for more than two decades, and more than $8 billion in annual free cash flow.  It deploys its financial strength as a weapon as well as a shield, however.  First, it funds a colossal research and development effort, enabling the continual launch of revolutionary, paradigm-shifting healthcare treatments.  Second, it selectively yet aggressively acquires smaller companies to transform potential competitive weaknesses into new strengths.  For instance, Johnson & Johnson recently acquired Synthes, a worldwide developer of orthopedic devices focusing on trauma.  This $20 billion purchase bulwarks the Medical Device and Diagnostics division, offering hospitals and physicians a more complete product portfolio.  Other acquisitions over the last year have included smaller firms specializing in treatments for blood clotting, diabetes, and vision.  Finally, management constantly reviews its product portfolio, divesting slow growing, lower-margin products when appropriate.

Regaining Shelf Space
Even a powerhouse like Johnson & Johnson has occasional problems, of course.  Recently, for instance, the consumer segment suffered significantly from product recalls including Tylenol due to the lack of plant-upkeep and quality controls.  But Tylenol products are back on drug store shelves after the company addressed the quality issues.  The company was also forced to recall a DePuy artificial hip.  Short-term, the entire Medical Device and Diagnostics division’s reputation took a hit.  Long-term, however, the company will thrive: it is currently attacking the quality issues with heavy investments in its facilities and is working hard on new products in its pipeline.  We are confident the company will earn the renewed confidence of consumers as well as surgeons.

Although a giant with a long history, Johnson & Johnson consistently remains one of the most innovative companies in its field.  Its reputation, product diversification, and superior finances all work in concert to keep it on the cutting edge of health care.  We think the stock now trades at a modest discount largely due to the recent strong stock appreciation.  As of March 31, 2013, the company traded at $81.53, a 7% discount to our private market value estimate of $87.

Ariel Fund Statistical Summary	(Unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2011	2012	2013	2011	2012	2013	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	3/31/13	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Symmetry Medical Inc.	SMA	11.45	6.65	11.53	0.36	0.57	0.70	31.8	20.1	16.4	427
Contango Oil & Gas Co.	MCF	40.09	36.27	61.16	4.41	3.79	2.45	9.1	10.6	16.4	609
International Speedway Corp.	ISCA	32.68	23.18	32.92	1.54	1.42	1.51	21.2	23.0	21.6	862
Interface, Inc.	TILE	19.22	11.14	19.96	0.67	0.62	0.93	28.7	31.0	20.7	1,272
Meredith Corp.	MDP	38.26	26.89	45.95	2.85	2.85	2.94	13.4	13.4	13.0	1,378
Simpson Manufacturing Co., Inc.	SSD	30.61	23.22	34.33	1.12	1.01	1.30	27.3	30.3	23.5	1,486
Littelfuse, Inc.	LFUS	67.85	47.75	68.99	4.21	4.11	4.29	16.1	16.5	15.8	1,496
Brady Corp.	BRC	33.53	24.72	36.45	2.54	2.38	2.53	13.2	14.1	13.3	1,604
Fair Isaac Corp.	FICO	45.69	38.02	47.86	2.17	2.73	2.79	21.1	16.7	16.4	1,622
Janus Capital Group Inc.	JNS	9.40	6.64	10.18	0.85	0.65	0.76	11.1	14.5	12.4	1,789
DeVry Inc.	DV	31.75	18.15	34.68	3.94	2.93	2.48	8.1	10.8	12.8	2,006
Charles River Laboratories Intl Inc.	CRL	44.27	31.48	46.90	2.56	2.75	2.88	17.3	16.1	15.4	2,133
Anixter Intl Inc.	AXE	69.92	47.98	73.32	5.94	5.32	6.66	11.8	13.1	10.5	2,259
Bristow Group Inc.	BRS	65.94	37.92	67.13	3.60	1.73	3.79	18.3	38.1	17.4	2,378
Sotheby's	BID	37.41	27.43	40.49	2.40	1.76	2.10	15.6	21.3	17.8	2,552
First American Financial Corp.	FAF	25.57	15.17	25.82	0.86	2.51	2.24	29.7	10.2	11.4	2,763
Washington Post Co.	WPO	447.00	327.00	456.14	16.84	18.90	19.46	26.5	23.7	23.0	2,773
Bio-Rad Laboratories, Inc.	BIO	126.00	91.52	126.50	7.25	7.05	7.26	17.4	17.9	17.4	2,945
City National Corp.	CYN	58.91	46.12	59.79	3.21	3.95	3.90	18.4	14.9	15.1	3,180
Dun & Bradstreet Corp.	DNB	83.65	62.62	86.46	5.58	6.67	7.30	15.0	12.5	11.5	3,361
Madison Square Garden Co.	MSG	57.60	33.75	58.72	1.23	1.62	2.00	46.8	35.6	28.8	3,622
Lazard Ltd	LAZ	34.13	22.21	38.36	1.31	1.20	2.00	26.1	28.4	17.1	4,153
International Game Technology	IGT	16.50	10.92	17.49	1.12	1.12	1.37	14.7	14.7	12.0	4,363
Jones Lang LaSalle Inc.	JLL	99.41	61.39	100.86	4.99	5.61	6.16	19.9	17.7	16.1	4,382
IDEX Corp.	IEX	53.42	34.06	53.84	2.76	2.89	3.29	19.4	18.5	16.2	4,408
Snap-on Inc.	SNA	82.70	56.88	82.84	4.71	5.13	5.78	17.6	16.1	14.3	4,832
Gannett Co., Inc.	GCI	21.87	12.17	22.11	2.23	2.43	2.35	9.8	9.0	9.3	5,019
KKR & Co. L.P.	KKR	19.32	11.03	20.00	0.73	2.90	2.62	26.5	6.7	7.4	5,041
Interpublic Group of Cos., Inc.	IPG	13.03	9.04	13.48	0.77	0.87	1.04	16.9	15.0	12.5	5,393
Hospira, Inc.	HSP	32.83	28.62	38.00	3.06	2.01	2.45	10.7	16.3	13.4	5,430
Royal Caribbean Cruises Ltd.	RCL	33.22	22.12	38.56	2.80	1.84	2.62	11.9	18.1	12.7	7,281
Newell Rubbermaid Inc.	NWL	26.10	16.63	26.11	1.59	1.70	1.83	16.4	15.4	14.3	7,475
Mohawk Industries, Inc.	MHK	113.12	60.21	115.32	3.79	4.48	5.90	29.8	25.3	19.2	7,842
CBRE Group, Inc.	CBG	25.25	14.97	25.45	1.12	1.38	1.53	22.5	18.3	16.5	8,349
Western Union Co.	WU	15.04	11.93	19.14	1.68	1.85	1.50	9.0	8.1	10.0	8,554
McCormick & Co., Inc.	MKC	73.55	53.31	73.69	2.79	3.04	3.24	26.4	24.2	22.7	8,843
J.M. Smucker Co.	SJM	99.16	73.20	99.29	4.72	5.54	6.13	21.0	17.9	16.2	10,636
Nordstrom, Inc.	JWN	55.23	46.27	58.44	3.14	3.50	3.80	17.6	15.8	14.5	10,819
Life Technologies Corp.	LIFE	64.63	39.73	65.84	3.71	3.98	4.38	17.4	16.2	14.8	11,049
Zimmer Holdings, Inc.	ZMH	75.22	57.46	76.75	5.14	5.67	6.04	14.6	13.3	12.5	12,573

Note: Holdings are as of March 31, 2013.  All earnings per share numbers are fully diluted and reflect the company’s cash earnings.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2013 and have not been updated to reflect any subsequent events.  P/E ratios are based on earnings stated and March 31, 2013 stock price.

arielinvestments.com	26	800.292.7435

Ariel Appreciation Fund Statistical Summary	(Unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2011	2012	2013	2011	2012	2013	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	3/31/13	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Contango Oil & Gas Co.	MCF	40.09	36.27	61.16	4.41	3.79	2.45	9.1	10.6	16.4	609
International Speedway Corp.	ISCA	32.68	23.18	32.92	1.54	1.42	1.51	21.2	23.0	21.6	862
Janus Capital Group Inc.	JNS	9.40	6.64	10.18	0.85	0.65	0.76	11.1	14.5	12.4	1,789
Apollo Group, Inc.	APOL	17.39	15.98	39.55	4.48	3.28	2.76	3.9	5.3	6.3	1,949
DeVry Inc.	DV	31.75	18.15	34.68	3.94	2.93	2.48	8.1	10.8	12.8	2,006
Sotheby's	BID	37.41	27.43	40.49	2.40	1.76	2.10	15.6	21.3	17.8	2,552
First American Financial Corp.	FAF	25.57	15.17	25.82	0.86	2.51	2.24	29.7	10.2	11.4	2,763
Bio-Rad Laboratories, Inc.	BIO	126.00	91.52	126.50	7.25	7.05	7.26	17.4	17.9	17.4	2,945
City National Corp.	CYN	58.91	46.12	59.79	3.21	3.95	3.90	18.4	14.9	15.1	3,180
Madison Square Garden Co.	MSG	57.60	33.75	58.72	1.23	1.62	2.00	46.8	35.6	28.8	3,622
Lazard Ltd	LAZ	34.13	22.21	38.36	1.31	1.20	2.00	26.1	28.4	17.1	4,153
Towers Watson	TW	69.32	49.74	69.49	4.36	5.26	5.51	15.9	13.2	12.6	4,286
International Game Technology	IGT	16.50	10.92	17.49	1.12	1.12	1.37	14.7	14.7	12.0	4,363
Jones Lang LaSalle Inc.	JLL	99.41	61.39	100.86	4.99	5.61	6.16	19.9	17.7	16.1	4,382
Snap-on Inc.	SNA	82.70	56.88	82.84	4.71	5.13	5.78	17.6	16.1	14.3	4,832
Gannett Co., Inc.	GCI	21.87	12.17	22.11	2.23	2.43	2.35	9.8	9.0	9.3	5,019
KKR & Co. L.P.	KKR	19.32	11.03	20.00	0.73	2.90	2.62	26.5	6.7	7.4	5,041
Interpublic Group of Cos., Inc.	IPG	13.03	9.04	13.48	0.77	0.87	1.04	16.9	15.0	12.5	5,393
Hospira, Inc.	HSP	32.83	28.62	38.00	3.06	2.01	2.45	10.7	16.3	13.4	5,430
Newell Rubbermaid Inc.	NWL	26.10	16.63	26.11	1.59	1.70	1.83	16.4	15.4	14.3	7,475
CBRE Group, Inc.	CBG	25.25	14.97	25.45	1.12	1.38	1.53	22.5	18.3	16.5	8,349
Western Union Co.	WU	15.04	11.93	19.14	1.68	1.85	1.50	9.0	8.1	10.0	8,554
Tiffany & Co.	TIF	69.54	49.72	71.08	3.40	3.60	3.52	20.5	19.3	19.8	8,840
Blackstone Group L.P.	BX	19.78	11.13	21.09	1.38	1.77	2.20	14.3	11.2	9.0	8,978
J.M. Smucker Co.	SJM	99.16	73.20	99.29	4.72	5.54	6.13	21.0	17.9	16.2	10,636
Nordstrom, Inc.	JWN	55.23	46.27	58.44	3.14	3.50	3.80	17.6	15.8	14.5	10,819
Life Technologies Corp.	LIFE	64.63	39.73	65.84	3.71	3.98	4.38	17.4	16.2	14.8	11,049
St. Jude Medical, Inc.	STJ	40.44	30.25	44.59	3.49	3.65	3.91	11.6	11.1	10.3	11,448
Zimmer Holdings, Inc.	ZMH	75.22	57.46	76.75	5.14	5.67	6.04	14.6	13.3	12.5	12,573
Northern Trust Corp.	NTRS	54.56	41.11	55.50	2.50	2.81	3.20	21.8	19.4	17.0	13,048
Stanley Black & Decker, Inc.	SWK	80.97	58.59	82.43	4.22	5.38	6.51	19.2	15.1	12.4	13,062
Coach, Inc.	COH	49.99	45.87	79.00	2.92	3.53	3.93	17.1	14.2	12.7	14,036
Omnicom Group Inc.	OMC	58.90	45.11	60.05	3.49	3.76	4.19	16.9	15.7	14.1	15,397
T. Rowe Price Group, Inc.	TROW	74.87	54.47	76.00	2.92	3.36	3.94	25.6	22.3	19.0	19,373
Carnival Corp.	CCL	34.30	30.04	39.95	2.36	1.91	2.05	14.5	18.0	16.7	20,316
AFLAC Inc.	AFL	52.02	38.14	54.93	6.27	6.60	6.45	8.3	7.9	8.1	24,314
Viacom, Inc.	VIAB	61.57	44.85	64.71	3.98	4.44	5.06	15.4	13.8	12.2	27,285
Thermo Fisher Scientific Inc.	TMO	76.49	48.14	78.04	4.16	4.93	5.36	18.4	15.5	14.3	27,355
CBS Corp.	CBS	46.69	29.81	47.42	2.05	2.65	2.98	22.8	17.6	15.7	27,381
Illinois Tool Works Inc.	ITW	60.94	49.07	65.60	4.22	4.47	4.75	14.4	13.6	12.8	27,512
Franklin Resources, Inc.	BEN	150.81	100.91	151.04	8.74	9.28	10.48	17.3	16.3	14.4	32,051
Accenture plc	ACN	75.97	54.94	78.46	3.54	3.99	4.42	21.5	19.0	17.2	48,950

Note: Holdings are as of March 31, 2013.  All earnings per share numbers are fully diluted and reflect the company’s cash earnings.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2013 and have not been updated to reflect any subsequent events.  P/E ratios are based on earnings stated and March 31, 2013 stock price.

Ariel Focus Fund Statistical Summary	(Unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2011	2012	2013	2011	2012	2013	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	3/31/13	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Apollo Group, Inc.	APOL	17.39	15.98	39.55	4.48	3.28	2.76	3.9	5.3	6.3	1,949
DeVry Inc.	DV	31.75	18.15	34.68	3.94	2.93	2.48	8.1	10.8	12.8	2,006
Snap-on Inc.	SNA	82.70	56.88	82.84	4.71	5.13	5.78	17.6	16.1	14.3	4,832
KKR & Co. L.P.	KKR	19.32	11.03	20.00	0.73	2.90	2.62	26.5	6.7	7.4	5,041
Hospira, Inc.	HSP	32.83	28.62	38.00	3.06	2.01	2.45	10.7	16.3	13.4	5,430
Western Union Co.	WU	15.04	11.93	19.14	1.68	1.85	1.50	9.0	8.1	10.0	8,554
Blackstone Group L.P.	BX	19.78	11.13	21.09	1.38	1.77	2.20	14.3	11.2	9.0	8,978
Zimmer Holdings, Inc.	ZMH	75.22	57.46	76.75	5.14	5.67	6.04	14.6	13.3	12.5	12,573
Northern Trust Corp.	NTRS	54.56	41.11	55.50	2.50	2.81	3.20	21.8	19.4	17.0	13,048
Stanley Black & Decker, Inc.	SWK	80.97	58.59	82.43	4.22	5.38	6.51	19.2	15.1	12.4	13,062
Chesapeake Energy Corp.	CHK	20.41	13.32	23.69	2.80	0.42	1.31	7.3	48.6	15.6	13,625
Omnicom Group Inc.	OMC	58.90	45.11	60.05	3.49	3.76	4.19	16.9	15.7	14.1	15,397
Illinois Tool Works Inc.	ITW	60.94	49.07	65.60	4.22	4.47	4.75	14.4	13.6	12.8	27,512
National Oilwell Varco	NOV	70.75	59.07	89.95	4.70	5.83	6.05	15.1	12.1	11.7	30,185
Lockheed Martin Corp.	LMT	96.52	80.14	96.59	10.00	10.06	8.63	9.7	9.6	11.2	31,067
Bank of New York Mellon Corp.	BK	27.99	19.30	29.13	2.34	2.03	2.30	12.0	13.8	12.2	32,511
Baxter Intl Inc.	BAX	72.64	48.98	72.74	4.41	4.53	4.93	16.5	16.0	14.7	39,472
Morgan Stanley	MS	21.98	12.26	24.47	1.26	1.59	2.10	17.4	13.8	10.5	43,108
Target Corp.	TGT	68.45	54.68	69.84	4.24	4.37	4.95	16.1	15.7	13.8	43,903
Walgreen Co.	WAG	47.68	28.53	47.76	2.80	2.72	3.56	17.0	17.5	13.4	45,176
Accenture plc	ACN	75.97	54.94	78.46	3.54	3.99	4.42	21.5	19.0	17.2	48,950
Goldman, Sachs & Co.	GS	147.15	90.43	159.00	4.51	14.13	14.00	32.6	10.4	10.5	67,804
Walt Disney Co.	DIS	56.80	40.88	57.82	2.75	3.24	3.63	20.7	17.5	15.6	102,549
JPMorgan Chase & Co.	JPM	47.46	30.83	51.00	4.48	5.20	5.45	10.6	9.1	8.7	181,652
Johnson & Johnson	JNJ	81.53	61.71	81.59	4.32	5.31	5.63	18.9	15.4	14.5	228,042
International Business Machines Corp.	IBM	213.30	181.85	215.90	13.45	15.25	16.94	15.9	14.0	12.6	237,725
Microsoft Corp.	MSFT	28.61	26.26	32.89	2.73	2.81	3.00	10.5	10.2	9.5	239,602
Exxon Mobil Corp.	XOM	90.11	77.13	93.67	8.42	8.10	7.94	10.7	11.1	11.3	403,733

Note: Holdings are as of March 31, 2013.  All earnings per share numbers are fully diluted and reflect the company’s cash earnings.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2013 and have not been updated to reflect any subsequent events.  P/E ratios are based on earnings stated and March 31, 2013 stock price.

arielinvestments.com	28	800.292.7435

Ariel Fund Schedule of Investments		March 31, 2013 (Unaudited)

Number of Shares	Common Stocks—98.20%	Value

	Consumer discretionary & services—34.63%
3,301,101	Gannett Co., Inc.	$72,195,079
5,296,961	Interpublic Group of Cos., Inc.	69,019,402
1,893,401	International Speedway Corp., Class A	61,876,345
495,476	Mohawk Industries, Inc. (a)	56,048,245
2,141,509	Newell Rubbermaid Inc.	55,893,385
3,300,763	International Game Technology	54,462,590
1,322,813	Meredith Corp.	50,610,825
598,913	Snap-on Inc.	49,530,105
99,778	Washington Post Co., Class B	44,600,766
1,277,580	Royal Caribbean Cruises Ltd.	42,441,208
683,644	Madison Square Garden Co., Class A (a)	39,377,894
1,176,490	DeVry Inc.	37,353,558
865,650	Sotheby's	32,383,967
293,638	Nordstrom, Inc.	16,217,627
		682,010,996
	Consumer staples—1.89%
215,785	J.M. Smucker Co.	21,397,241
214,095	McCormick & Co., Inc.	15,746,687
		37,143,928
	Energy—2.29%
1,127,403	Contango Oil & Gas Co. (b)	45,197,586

	Financial services—30.13%
3,937,704	KKR & Co. L.P.	76,076,441
7,074,366	Janus Capital Group Inc.	66,499,040
1,889,108	Lazard Ltd, Class A	64,475,256
739,893	Dun & Bradstreet Corp.	61,892,049
621,314	Jones Lang LaSalle Inc.	61,764,825
2,333,498	CBRE Group, Inc., Class A (a)	58,920,825
2,285,963	First American Financial Corp.	58,452,074
1,206,428	Fair Isaac Corp.	55,121,695
3,426,300	Western Union Co.	51,531,552
655,970	City National Corp.	38,643,193
		593,376,950
	Health care—14.30%
1,014,413	Life Technologies Corp. (a)	65,561,512
1,479,001	Charles River Laboratories Intl Inc. (a)	65,475,374
1,931,711	Hospira, Inc. (a)	63,418,072
363,306	Bio-Rad Laboratories, Inc., Class A (a)	45,776,556
2,180,672	Symmetry Medical Inc. (a) (b)	24,968,694
217,241	Zimmer Holdings, Inc.	16,340,868
		281,541,076
	Materials & processing—4.00%
1,469,627	Simpson Manufacturing Co., Inc.	44,985,283
1,758,506	Interface, Inc.	33,798,485
		78,783,768
	Producer durables—8.19%
845,026	Bristow Group Inc.	55,721,014
1,192,239	Brady Corp., Class A	39,975,774
644,741	IDEX Corp.	34,442,064
457,966	Littelfuse Inc.	31,072,993
		161,211,845
	Technology—2.77%
780,313	Anixter Intl Inc. (a)	54,559,485

	Total common stocks (Cost $1,208,628,737)	1,933,825,634

Principal Amount	Repurchase Agreement—2.09%	Value

$41,114,222	Fixed Income Clearing Corporation, 0.01%, dated 03/28/2013, due 04/01/2013, repurchase price $41,114,268, (collateralized by Federal National Mortgage Assoc., 3.300%, due 08/27/2032; Federal National Mortgage Assoc., 3.250%, due 12/27/2032; Federal Home Loan Bank, 3.300%, due 01/18/2033; U.S. Treasury Note, 4.625%, due 02/15/2040) (Cost $41,114,222)	$41,114,222
	Total Investments (Cost $1,249,742,959)—100.29%	1,974,939,856
	Cash, Liabilities less Other Assets—(0.29)%	(5,771,136)
	Net Assets—100.00%	$1,969,168,720

(a) Non-income producing.
(b) Affiliated company (See Note Six).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

Ariel Appreciation Fund Schedule of Investments		March 31, 2013 (Unaudited)

Number of Shares	Common Stocks—95.24%	Value

	Consumer discretionary & services—33.52%
5,430,730	Interpublic Group of Cos., Inc.	$70,762,412
801,800	Viacom, Inc., Class B	49,366,826
2,899,890	International Game Technology	47,848,185
956,900	CBS Corp., Class B	44,677,661
1,208,956	International Speedway Corp., Class A	39,508,682
392,100	Snap-on Inc.	32,426,670
1,428,300	Gannett Co., Inc.	31,236,921
499,700	Madison Square Garden, Co., Class A (a)	28,782,720
571,100	Coach, Inc.	28,549,289
448,700	Omnicom Group Inc.	26,428,430
988,700	Newell Rubbermaid Inc.	25,805,070
739,435	DeVry Inc.	23,477,061
601,600	Sotheby's	22,505,856
305,800	Nordstrom, Inc.	16,889,334
231,200	Tiffany & Co.	16,077,648
463,550	Carnival Corp.	15,899,765
672,300	Apollo Group, Inc., Class A (a)	11,691,297
		531,933,827
	Consumer staples—1.37%
219,475	J.M. Smucker Co.	21,763,141

	Energy—1.48%
586,482	Contango Oil & Gas Co.	23,512,063

	Financial services—35.00%
1,859,520	Lazard Ltd, Class A	63,465,418
1,025,500	Northern Trust Corp.	55,951,280
1,007,000	AFLAC Inc.	52,384,140
1,900,200	First American Financial Corp.	48,588,114
2,408,700	Blackstone Group L.P.	47,644,086
458,500	Jones Lang LaSalle Inc.	45,579,485
295,400	Franklin Resources, Inc.	44,549,274
2,246,455	KKR & Co. L.P.	43,401,511
2,829,000	Western Union Co.	42,548,160
4,362,775	Janus Capital Group Inc.	41,010,085
597,900	City National Corp.	35,222,289
243,300	T. Rowe Price Group, Inc.	18,215,871
669,050	CBRE Group, Inc. (a)	16,893,513
		555,453,226
	Health care—15.72%
782,754	Thermo Fisher Scientific Inc.	59,872,853
1,211,200	St. Jude Medical, Inc.	48,980,928
1,387,100	Hospira, Inc. (a)	45,538,493
593,900	Zimmer Holdings, Inc.	44,673,158
223,625	Bio-Rad Laboratories, Inc., Class A (a)	28,176,750
342,300	Life Technologies Corp. (a)	22,122,849
		249,365,031
	Producer durables—8.15%
684,200	Towers Watson, Class A	47,428,744
574,250	Illinois Tool Works Inc.	34,994,795
403,299	Stanley Black & Decker, Inc.	32,655,120
187,100	Accenture plc, Class A	14,213,987
		129,292,646

	Total common stocks (Cost $943,271,745)	1,511,319,934

Principal Amount	Repurchase Agreement—4.87%	Value

$77,262,391	Fixed Income Clearing Corporation, 0.01%, dated 03/28/2013, due 04/01/2013, repurchase price $77,262,477, (collateralized by Federal National Mortgage Assoc., 2.230%, due 12/06/2022) (Cost $77,262,391)	$77,262,391
	Total Investments (Cost $1,020,534,136)—100.11%	1,588,582,325
	Cash, Liabilities less Other Assets—(0.11)%	(1,741,768)
	Net Assets—100.00%	$1,586,840,557

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

Ariel Focus Fund Schedule of Investments		March 31, 2013 (Unaudited)

Number of Shares	Common Stocks—96.24%	Value

	Consumer discretionary & services—18.36%
32,400	Target Corp.	$2,217,780
35,700	Omnicom Group Inc.	2,102,730
18,900	Snap-on Inc.	1,563,030
19,500	Walt Disney Co.	1,107,600
29,700	DeVry Inc.	942,975
49,600	Apollo Group, Inc., Class A (a)	862,544
		8,796,659
	Consumer staples—5.50%
55,300	Walgreen Co.	2,636,704

	Energy—10.88%
26,700	National Oilwell Varco	1,889,025
20,500	Exxon Mobil Corp.	1,847,255
72,200	Chesapeake Energy Corp.	1,473,602
		5,209,882
	Financial services—27.31%
150,200	Western Union Co.	2,259,008
38,700	JPMorgan Chase & Co.	1,836,702
12,000	Goldman Sachs & Co.	1,765,800
78,450	Morgan Stanley	1,724,331
85,700	KKR & Co. L.P.	1,655,724
73,400	Blackstone Group L.P.	1,451,852
24,600	Northern Trust Corp.	1,342,176
37,500	Bank of New York Mellon Corp.	1,049,625
		13,085,218
	Health care—13.20%
30,800	Johnson & Johnson	2,511,124
21,400	Zimmer Holdings, Inc.	1,609,708
38,800	Hospira, Inc. (a)	1,273,804
12,800	Baxter Intl Inc.	929,792
		6,324,428
	Producer durables—11.74%
22,400	Lockheed Martin Corp.	2,162,048
17,500	Stanley Black & Decker, Inc.	1,416,975
18,500	Illinois Tool Works Inc.	1,127,390
12,100	Accenture plc, Class A	919,237
		5,625,650
	Technology—9.25%
98,900	Microsoft Corp.	2,829,529
7,500	International Business Machines Corp.	1,599,750
		4,429,279

	Total common stocks (Cost $36,723,756)	46,107,820

Principal Amount	Repurchase Agreement—3.62%	Value

$1,735,672	Fixed Income Clearing Corporation, 0.01%, dated 03/28/2013, due 04/01/2013, repurchase price $1,735,674, (collateralized by Federal National Mortgage Assoc., 3.300%, due 08/27/2032) (Cost $1,735,672)	$1,735,672
	Total Investments (Cost $38,459,428)—99.86%	47,843,492
	Cash, Other Assets less Liabilities—0.14%	64,958
	Net Assets—100.00%	$47,908,450

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

Ariel Discovery Fund Schedule of Investments		March 31, 2013 (Unaudited)

Number of Shares	Common Stocks—94.94%	Value

	Consumer discretionary & services—19.75%
20,000	International Speedway Corp., Class A	$653,600
38,900	Rosetta Stone Inc. (a)	598,282
48,700	XO Group Inc. (a)	487,000
8,100	Madison Square Garden Co., Class A (a)	466,560
103,800	Gaiam, Inc., Class A (a)	435,960
32,400	Callaway Golf Co.	214,488
18,095	JAKKS Pacific, Inc.	189,817
		3,045,707
	Energy—10.03%
50,600	Mitcham Industries, Inc. (a)	856,152
17,225	Contango Oil & Gas Co.	690,550
		1,546,702
	Financial services—18.02%
26,800	First American Financial Corp.	685,276
75,086	Market Leader, Inc. (a)	672,771
210,800	Cowen Group, Inc., Class A (a)	594,456
20,000	MB Financial, Inc.	483,400
25,700	AV Homes, Inc. (a)	342,581
		2,778,484
	Health care—5.16%
141,100	Vical Inc. (a)	561,578
44,500	POZEN Inc. (a)	234,515
		796,093
	Materials & processing—8.49%
31,099	Landec Corp. (a)	450,003
153,594	Rentech Inc.	360,946
119,334	Orion Energy Systems, Inc. (a)	295,948
6,600	Simpson Manufacturing Co., Inc.	202,026
		1,308,923
	Producer durables—15.35%
28,297	Erickson Air-Crane, Inc. (a)	460,109
12,300	Brink's Co.	347,598
73,800	Ballantyne Strong, Inc. (a)	312,174
57,600	Spartan Motors Inc.	305,856
7,400	Team, Inc. (a)	303,918
3,650	Littelfuse Inc.	247,652
35,100	Furmanite Corp (a)	234,819
29,700	American Electric Technologies, Inc. (a)	155,034
		2,367,160
	Technology—14.76%
88,080	PCTEL, Inc.	625,368
134,000	Imation Corp. (a)	511,880
30,600	Astro-Med, Inc.	293,148
12,800	Tessera Technologies Inc.	240,000
78,900	ARC Document Solutions Inc. (a)	235,122
43,700	Sigma Designs, Inc. (a)	212,819
10,200	Multi-Fineline Electronix, Inc. (a)	157,386
		2,275,723
	Utilities—3.38%
166,300	Pendrell Corp (a)	276,058
47,100	ORBCOMM Inc. (a)	245,391
		521,449

	Total common stocks (Cost $12,719,592)	14,640,241

Principal Amount	Repurchase Agreement—4.82%	Value

$743,574	Fixed Income Clearing Corporation, 0.01%, dated 03/28/2013, due 04/01/2013, repurchase price $743,575, (collateralized by Federal National Mortgage Assoc., 3.300%, due 08/27/2032) (Cost $743,574)	$743,574
	Total Investments (Cost $13,463,166)—99.76%	15,383,815
	Cash, Other Assets less Liabilities—0.24%	36,977
	Net Assets—100.00%	$15,420,792

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	32	800.292.7435

Ariel International Equity Fund Schedule of Investments		March 31, 2013 (Unaudited)

Number of Shares	Common Stocks—76.68%	Value

	Austria—0.10%
77	Vienna Insurance Group AG	$3,729
	Brazil—0.27%
376	Telefonica Brasil SA ADR	10,032
	Canada—4.06%
127	Fairfax Financial Holdings Ltd.	49,590
1,364	Great-West Lifeco Inc.	36,562
1,213	Power Financial Corp.	35,751
347	Tim Hortons Inc.	18,859
198	IGM Financial Inc.	8,921
		149,683
	China—3.88%
1,106	China Mobile Ltd. ADR	58,762
535	Baidu, Inc. ADR (a)	46,920
2,000	China Mobile Ltd.	21,166
261	Mindray Medical International Ltd ADR	10,424
458	Hollysys Automation Technologies Ltd. (a)	5,583
		142,855
	Czech Republic—0.34%
65	Komercni Banka AS	12,410
	Finland—2.05%
16,168	Nokia Corp. ADR	53,031
6,962	Nokia Corp.	22,525
		75,556
	France—1.90%
895	BNP Paribas SA	45,936
564	Metropole Television M6	8,766
223	Ipsen SA	7,977
210	Eutelsat Communications	7,404
		70,083
	Germany—5.49%
2,484	Deutsche Boerse AG	150,434
4,228	Infineon Techologies AG	33,385
98	Muenchener Rueckversicherungs-Ges. AG	18,328
		202,147
	Ireland—3.48%
3,073	Ryanair Holdings plc ADR	128,390
	Italy—2.27%
27,963	Mediaset SpA	57,100
5,823	Snam SpA	26,543
		83,643
	Japan—20.12%
1,000	Nintendo Co., Ltd.	107,824
2,900	Japan Tobacco Inc.	92,574
1,200	Murata Manufacturing Co., Ltd.	90,253
699	Toyota Motor Corp. ADR	71,745
1,700	Canon Inc.	62,304
1,400	Tokyo Electron Ltd.	59,340
180	OBIC Co. Ltd.	41,627
1,054	Canon Inc. ADR	38,671
1,400	Nomura Research Institute Ltd.	36,110
400	Daito Trust Construction Co., Ltd.	34,249
600	Toyota Motor Corp.	30,754
700	Denso Corp.	29,559
700	Chugai Pharmaceuticals Co., Ltd.	15,556
936	Nintendo Co., Ltd ADR	12,580
400	Nikon Corp.	9,370
6	NTT DOCOMO, Inc.	8,898
		741,414
	Luxembourg—0.20%
101	RTL Group SA	7,443

Ariel International Equity Fund Schedule of Investments (continued)		March 31, 2013 (Unaudited)

Number of Shares	Common Stocks—76.68%	Value
	Netherlands—4.51%
10,853	Koninklijke Ahold NV	166,317
	Norway—1.17%
1,543	Gjensidige Forsikring ASA	25,533
2,173	Orkla ASA	17,468
		43,001
	Spain—0.34%
1,034	Indra Sistemas SA	12,327
	Sweden—0.40%
212	Autoliv Inc.	14,658
	Switzerland—10.21%
857	Roche Holding AG	199,512
1,244	Nestle SA	89,962
3,375	UBS AG	51,729
381	Actelion Ltd.	20,690
67	Kuehne & Nagel International AG	7,305
15	Swisscom AG	6,940
		376,138
	Turkey—0.42%
938	Turkcell Iletisim Hizmetleri AS ADR (a)	15,608
	United Kingdom—12.95%
30,909	Tesco plc	179,194
1,533	GlaxoSmithKline plc ADR	71,913
5,803	HSBC Holdings plc	61,942
656	Royal Dutch Shell plc ADR	42,745
1,033	Royal Dutch Shell plc, Class A	33,417
5,263	British Telecom Group plc	22,231
4,648	Wm. Morrison Supermarkets plc	19,506
454	BT Group plc ADR	19,082
7,893	Man Group plc	10,692
1,163	Restaurant Group plc	8,268
346	GlaxoSmithKline plc	8,088
		477,078
	United States—2.52%
853	Harman Intl Industries Inc.	38,069
378	Schlumberger Ltd.	28,308
853	TIBCO Software Inc. (a)	17,248
461	Gentex Corp.	9,225
		92,850

	Total common stocks (Cost $2,470,342)	2,825,362

Number of Shares	Investment Companies—5.42%	Value

	Exchange Traded Funds—5.42%
2,896	Vanguard MSCI EAFE ETF	$105,501
4,499	iShares MSCI United Kingdom Index ETF	82,197
209	Vanguard MSCI Pacific ETF	12,128
		199,826

	Total investment companies (Cost $179,500)	199,826

Principal Amount	Repurchase Agreement—2.87%	Value
$105,812	Fixed Income Clearing Corporation, 0.01%, dated 03/28/2013, due 04/01/2013, repurchase price $105,812, (collateralized by Federal National Mortgage Assoc., 3.300%, due 08/27/2032) (Cost $105,812)	$105,812
	Total Investments (Cost $2,755,654)—84.97%	3,131,000
	Cash, Other Assets less Liabilities—15.03%	553,861
	Net Assets—100.00%	$3,684,861

ADR American Depositary Receipt
(a) Non-income producing.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	34	800.292.7435

Ariel Global Equity Fund Schedule of Investments		March 31, 2013 (Unaudited)

Number of Shares	Common Stocks—89.25%	Value

	Brazil—0.71%
3,653	Telefonica Brasil SA ADR	$97,462
	Canada—2.70%
370	Fairfax Financial Holdings Ltd.	144,474
3,730	Great-West Lifeco Inc.	99,983
2,005	Power Financial Corp.	59,093
631	Tim Hortons Inc.	34,294
708	IGM Financial Inc.	31,900
		369,744
	China—4.26%
3,901	China Mobile Ltd. ADR	207,260
2,346	Baidu, Inc. ADR (a)	205,744
2,247	Mindray Medical International Ltd ADR	89,745
5,000	China Mobile Ltd.	52,914
2,231	Hollysys Automation Technologies Ltd. (a)	27,196
		582,859
	Czech Republic—0.90%
645	Komercni Banka AS	123,142
	Finland—1.69%
42,387	Nokia Corp. ADR	139,029
28,449	Nokia Corp.	92,044
		231,073
	France—1.20%
2,146	BNP Paribas SA	110,144
606	Ipsen SA	21,677
1,221	Metropole Television M6	18,977
383	Eutelsat Communications	13,504
		164,302
	Germany—3.68%
7,192	Deutsche Boerse AG	435,555
8,561	Infineon Techologies AG	67,599
		503,154
	Ireland—2.56%
8,363	Ryanair Holdings plc ADR	349,406
	Italy—1.75%
85,381	Mediaset SpA	174,347
14,222	Snam SpA	64,828
		239,175
	Japan—10.25%
2,600	Nintendo Co., Ltd.	280,342
4,700	Canon Inc.	172,253
1,586	Toyota Motor Corp. ADR	162,787
2,000	Murata Manufacturing Co., Ltd.	150,422
4,300	Japan Tobacco Inc.	137,266
2,400	Tokyo Electron Ltd.	101,726
2,200	Denso Corp.	92,899
2,800	Nomura Research Institute Ltd.	72,220
280	OBIC Co. Ltd.	64,754
1,590	Canon Inc. ADR	58,337
600	Daito Trust Construction Co., Ltd.	51,373
1,500	Chugai Pharmaceuticals Co., Ltd.	33,335
1,000	Nikon Corp.	23,424
		1,401,138
	Luxembourg—0.10%
184	RTL Group SA	13,560
	Netherlands—3.34%
29,779	Koninklijke Ahold NV	456,349
	Norway—0.86%
7,873	Orkla ASA	63,287
3,300	Gjensidige Forsikring ASA	54,607
		117,894
	Sweden—0.15%
300	Autoliv Inc.	20,742
	Switzerland—8.37%
3,214	Roche Holding AG	748,229
1,913	Nestle SA	138,341

Ariel Global Equity Fund Schedule of Investments (continued)		March 31, 2013 (Unaudited)

Number of Shares	Common Stocks—89.25%	Value

8,829	UBS AG	135,323
1,395	Actelion Ltd.	75,753
72	Swisscom AG	33,311
123	Kuehne & Nagel International AG	13,410
		1,144,367
	Turkey—0.68%
5,559	Turkcell Iletisim Hizmetleri AS ADR (a)	92,502
	United Kingdom—9.40%
109,643	Tesco plc	635,651
2,995	GlaxoSmithKline plc ADR	140,495
4,002	Royal Dutch Shell plc, Class A	129,461
10,225	HSBC Holdings plc	109,143
16,828	Wm. Morrison Supermarkets plc	70,622
16,004	British Telecom Group plc	67,602
1,334	BT Group plc ADR	56,068
577	Royal Dutch Shell plc ADR	37,597
1,018	GlaxoSmithKline plc	23,798
2,133	Restaurant Group plc	15,165
		1,285,602
	United States—36.65%
8,000	Johnson & Johnson	652,240
11,608	Gilead Sciences, Inc. (a)	567,979
16,683	Microsoft Corp.	477,301
7,195	Quest Diagnostics Inc.	406,158
27,099	QLogic Corp. (a)	314,348
17,384	NVIDIA Corp.	222,863
6,737	Acacia Research Corporation (a)	203,255
7,500	Yahoo! Inc. (a)	176,475
3,899	Harman Intl Industries Inc.	174,012
2,344	Fluor Corp.	155,478
1,390	Berkshire Hathaway Inc., Class B (a)	144,838
2,653	Coach, Inc.	132,623
1,733	Schlumberger Ltd.	129,784
3,662	Broadcom Corp.	126,962
1,822	The PNC Financial Service Group, Inc.	121,163
4,039	H&R Block, Inc.	118,827
1,387	Wal-Mart Stores, Inc.	103,789
4,683	TIBCO Software Inc. (a)	94,690
3,384	EMC Corp. (a)	80,844
1,386	Vertex Pharmaceuticals Inc. (a)	76,202
1,480	General Mills, Inc.	72,979
3,315	Cisco Systems, Inc.	69,317
2,125	Vantiv, Inc. (a)	50,448
936	Plum Creek Timber Co. Inc.	48,859
533	Occidental Petroleum Corp.	41,771
1,500	General Electric Co.	34,680
1,049	Hospira, Inc. (a)	34,439
732	Analog Devices, Inc.	34,031
1,682	Gentex Corp.	33,657
939	Expeditors Intl of Washington	33,532
1,296	Ruckus Wireless, Inc. (a)	27,216
663	MSCI Inc. (a)	22,496
207	American Express Co.	13,964
61	W.W. Grainger, Inc.	13,724
		5,010,944

	Total common stocks (Cost $10,786,507)	12,203,415

Principal Amount	Repurchase Agreement—3.50%	Value
$479,112	Fixed Income Clearing Corporation, 0.01%, dated 03/28/2013, due 04/01/2013, repurchase price $479,112, (collateralized by Federal National Mortgage Assoc., 3.300%, due 08/27/2032) (Cost $479,112)	$479,112
	Total Investments (Cost $11,265,619)—92.75%	12,682,527
	Cash, Other Assets less Liabilities—7.25%	990,567
	Net Assets—100.00%	$13,673,094

ADR American Depositary Receipt
(a) Non-income producing.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	36	800.292.7435

Statement of Assets & Liabilities			March 31, 2013 (Unaudited)

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund

Assets:
Investments in unaffiliated issuers, at value
(cost $1,127,356,005, $943,271,745,
$36,723,756 and $12,719,592, respectively)	$1,863,659,354	$1,511,319,934	$46,107,820	$14,640,241
Investments in affiliated issuers, at value
(cost $81,272,732)	70,166,280	—	—	—
Repurchase agreements, at value
(cost $41,114,222, $77,262,391,
$1,735,672 and $743,574, respectively)	41,114,222	77,262,391	1,735,672	743,574
Cash	346,275	27,711,082	48,006	187,499
Receivable for fund shares sold	2,745,672	5,716,502	24,778	49,700
Receivable for securities sold	5,126,060	—	—	—
Dividends and interest receivable	967,775	2,268,973	38,732	2,989
Prepaid and other assets	54,532	43,736	21,066	17,330
Total assets	1,984,180,170	1,624,322,618	47,976,074	15,641,333

Liabilities:
Payable for securities purchased	11,468,941	35,252,366	—	179,239
Payable for fund shares redeemed	2,774,988	1,548,835	13,205	—
Other liabilities	767,521	680,860	54,419	41,302
Total liabilities	15,011,450	37,482,061	67,624	220,541
Net assets	$1,969,168,720	$1,586,840,557	$47,908,450	$15,420,792

Net assets consist of:
Paid-in capital	$1,412,626,736	$983,933,340	$40,408,067	$13,372,294
Undistributed net investment income (loss)	2,730,831	8,058,420	122,925	(21,009)
Accumulated net realized gain (loss)
on investments	(171,385,744)	26,800,608	(2,006,606)	148,858
Net unrealized appreciation on investments	725,196,897	568,048,189	9,384,064	1,920,649
Total net assets	$1,969,168,720	$1,586,840,557	$47,908,450	$15,420,792

Investor Class shares:
Net assets	$1,660,709,527	$1,525,226,004	$37,064,613	$6,511,511
Shares outstanding (no par value,
unlimited authorized)	28,016,238	32,174,819	3,008,033	550,415
Net asset value, offering and redemption
price per share	$59.28	$47.40	$12.32	$11.83

Institutional Class shares:
Net assets	$308,459,193	$61,614,553	$10,843,837	$8,909,281
Shares outstanding (no par value,
unlimited authorized)	5,200,929	1,298,909	879,960	750,116
Net asset value, offering and redemption
price per share	$59.31	$47.44	$12.32	$11.88

The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities (continued)	March 31, 2013 (Unaudited)

	Ariel International	Ariel Global
	Equity Fund	Equity Fund

Assets:
Investments in unaffiliated issuers, at value
(cost $2,649,842 and $10,786,507, respectively)	$3,025,188	$12,203,415
Repurchase agreements, at value
(cost $105,812 and $479,112, respectively)	105,812	479,112
Foreign currencies (cost $585,114 and $972,570, respectively)	574,436	961,457
Dividends and interest receivable	7,868	20,218
Receivable for dividend reclaims	2,958	10,457
Receivable for fund shares sold	150	100
Appreciation of forward currency contracts	6,654	50,184
Prepaid and other assets	31,361	31,099
Total assets	3,754,427	13,756,042

Liabilities:
Payable for securities and foreign currencies purchased	18,358	26,798
Other liabilities	51,208	56,150
Total liabilities	69,566	82,948
Net assets	$3,684,861	$13,673,094

Net assets consist of:
Paid-in capital	$3,350,979	$12,234,842
Undistributed net investment income (loss)	(5,730)	36,763
Accumulated net realized loss on investments, foreign currencies
and forward currency contracts	(31,672)	(54,505)
Net unrealized appreciation (depreciation) on:
Investments	375,346	1,416,908
Foreign currencies	(10,716)	(11,098)
Forward currency contracts	6,654	50,184
Total net assets	$3,684,861	$13,673,094

Investor Class shares:
Net assets	$1,559,749	$1,485,123
Shares outstanding (no par value, unlimited authorized)	145,399	130,329
Net asset value, offering and redemption price per share	$10.73	$11.40

Institutional Class shares:
Net assets	$2,125,112	$12,187,971
Shares outstanding (no par value, unlimited authorized)	200,177	1,083,279
Net asset value, offering and redemption price per share	$10.62	$11.25

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	38	800.292.7435

Statements of Operations			Six Months Ended March 31, 2013 (unaudited)

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund

Investment income:
Dividends
Unaffiliated issuers	$15,967,083		$17,217,762	$612,348	$52,940
Affiliated issuers	1,985,094	(a)	—	—	—
Interest	1,899		1,521	36	19
Total investment income	17,954,076		17,219,283	612,384	52,959

Expenses:
Management fees	4,935,303		4,790,026	165,300	47,477
Distribution fees (Investor Class)	1,850,844		1,640,681	42,214	6,561
Shareholder service fees
Investor Class	763,285		645,819	14,301	12,096
Institutional Class	38,043		4,082	181	77
Transfer agent fees and expenses
Investor Class	312,823		293,153	31,633	11,351
Institutional Class	8,197		8,433	7,964	7,663
Printing and postage expenses
Investor Class	179,956		144,795	6,188	4,830
Institutional Class	10,564		973	1,167	889
Trustees' fees and expenses	107,884		93,786	19,747	15,827
Professional fees	35,802		32,216	18,580	17,796
Custody fees and expenses	17,609		15,195	2,099	2,534
Federal and state registration fees	30,413		27,843	21,539	24,096
Interest expense	—		485	16	—
Miscellaneous expenses	77,120		61,963	6,937	5,159
Total expenses before reimbursements	8,367,843		7,759,450	337,866	156,356
Expense reimbursements	—		—	(75,236)	(90,449)
Net expenses	8,367,843		7,759,450	262,630	65,907
Net investment income (loss)	9,586,233		9,459,833	349,754	(12,948)

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	57,520,262		62,343,495	691,983	212,399
Affiliated issuers	(1,340,488	)(a)	—	—	—
Change in net unrealized appreciation
(depreciation) on investments
Unaffiliated issuers	254,804,040		159,759,298	4,830,331	1,353,371
Affiliated issuers	(3,568,610)		—	—	—
Net gain on investments	307,415,204		222,102,793	5,522,314	1,565,770
Net increase in net assets resulting
from operations	$317,001,437		$231,562,626	$5,872,068	$1,552,822

(a) See Note Six for information on affiliated issuers.
The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)	Six Months Ended March 31, 2013 (unaudited)

	Ariel International		Ariel Global
	Equity Fund		Equity Fund

Investment income:
Dividends
Unaffiliated issuers	$32,921	(a)	$116,345	(a)
Interest	3		25
Total investment income	32,924		116,370

Expenses:
Management fees	17,158		62,214
Distribution fees (Investor Class)	1,781		1,495
Shareholder service fees
Investor Class	13,345		12,484
Institutional Class	77		35
Transfer agent fees and expenses
Investor Class	8,575		8,715
Institutional Class	7,226		7,247
Printing and postage expenses
Investor Class	931		952
Institutional Class	868		847
Trustees' fees and expenses	11,183		11,439
Professional fees	18,050		18,166
Custody fees and expenses	8,203		7,000
Administration fees	24,934		24,934
Fund accounting fees	15,543		16,183
Federal and state registration fees	18,952		18,952
Interest expense	—		—
Miscellaneous expenses	2,737		2,779
Total expenses before reimbursements	149,563		193,442
Expense reimbursements	(128,050)		(120,401)
Net expenses	21,513		73,041
Net investment income	11,411		43,329

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(6,095)		30,141
Foreign currencies	(5,966)		(37,775)
Forward currency contracts	3,055		53,845
Total	(9,006)		46,211
Change in net unrealized appreciation (depreciation) on:
Investments	365,089		1,489,838
Foreign currencies	(20,171)		(13,182)
Forward currency contracts	8,954		61,680
Total	353,872		1,538,336
Net gain on investments	344,866		1,584,547
Net increase in net assets resulting from operations	$356,277		$1,627,876

(a) Net of $2,173 and $6,662 in foreign taxes withheld, respectively.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	40	800.292.7435

Statements of Changes in Net Assets

	Ariel Fund		Ariel Appreciation Fund

	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012
Operations:
Net investment income	$9,586,233	$8,944,539	$9,459,833	$10,167,987
Net realized gain on investments and
foreign currency translations	56,179,774	164,986,831	62,343,495	143,483,582
Change in net unrealized appreciation
on investments and foreign currency translations	251,235,430	279,689,160	159,759,298	190,262,984
Net increase in net assets from operations	$317,001,437	453,620,530	231,562,626	343,914,553

Distributions to shareholders:
Net investment income
Investor Class	(13,897,254)	(3,209,712)	(9,935,949)	(5,037,290)
Institutional Class	(1,919,506)	—	(466,245)	—
Capital gains
Investor Class	—	—	(124,307,350)	(12,669,548)
Institutional Class	—	—	(4,377,634)	—
Total distributions	(15,816,760)	(3,209,712)	(139,087,178)	(17,706,838)

Share transactions:
Shares issued
Investor Class	234,499,428	151,950,739	177,381,066	126,814,299
Institutional Class	172,489,695	138,331,784	43,834,300	27,151,771
Shares issued in reinvestment of
dividends and distributions
Investor Class	13,561,824	3,126,505	128,962,269	17,189,462
Institutional Class	1,916,647	—	4,841,384	—
Shares redeemed
Investor Class	(275,778,822)	(530,059,038)	(160,633,311)	(320,271,771)
Institutional Class	(4,211,429)	(39,105,643)	(5,424,699)	(15,093,497)
Net increase (decrease) from share transactions	142,477,343	(275,755,653)	188,961,009	(164,209,736)
Total increase in net assets	$443,662,020	174,655,165	281,436,457	161,997,979

Net assets:
Beginning of year	1,525,506,700	1,350,851,535	1,305,404,100	1,143,406,121
End of period	$1,969,168,720	$1,525,506,700	$1,586,840,557	$1,305,404,100
Undistributed net investment income included
in net assets at end of period	$2,730,831	$8,961,358	$8,058,420	$9,000,781

Capital share transactions:
Investor Class shares
Shares sold	4,328,654	3,363,093	3,914,692	3,057,990
Shares issued to holders in reinvestment of dividends	268,073	72,373	3,344,332	462,832
Shares redeemed	(5,217,278)	(11,567,838)	(3,679,774)	(7,774,642)
Net increase (decrease)	(620,551)	(8,132,372)	3,579,250	(4,253,820)
Institutional Class shares
Shares sold	3,173,911	2,906,650	969,269	691,655
Shares issued to holders in reinvestment of dividends	37,901	—	125,176	—
Shares redeemed	(81,205)	(836,328)	(126,009)	(361,182)
Net increase	3,130,607	2,070,322	968,436	330,473

The accompanying notes are an intregral part of the financial statements.

Statements of Changes in Net Assets (continued)

	Ariel Focus Fund		Ariel Discovery Fund
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012
Operations:
Net investment income (loss)	$349,754	$411,225	$(12,948)	$(41,578)
Net realized gain (loss) on investments and
foreign currency translations	691,983	1,031,677	212,399	$(30,024)
Change in net unrealized appreciation on
investments and foreign currency translations	4,830,331	6,098,672	1,353,371	1,431,994
Net increase in net assets from operations	5,872,068	7,541,574	1,552,822	1,360,392

Distributions to shareholders:
Net investment income
Investor Class	(388,497)	(251,088)	—	—
Institutional Class	(144,372)	—	—	—
Total distributions	(532,869)	(251,088)	—	—

Share transactions:
Shares issued
Investor Class	2,357,451	5,258,595	3,118,305	3,061,772
Institutional Class	134,454	12,267,539	5,838,528	1,937,626
Shares issued in reinvestment of
dividends and distributions
Investor Class	329,876	216,920	-	-
Institutional Class	141,445	—	-	-
Shares redeemed
Investor Class	(3,021,083)	(21,371,032)	(1,552,102)	(3,045,673)
Institutional Class	(1,117,260)	(2,465,594)	(20,688)	(7,259)
Net increase (decrease) from share transactions	(1,175,117)	(6,093,572)	7,384,043	1,946,466
Total increase in net assets	4,164,082	1,196,914	8,936,865	3,306,858

Net assets:
Beginning of year	43,744,368	42,547,454	6,483,927	3,177,069
End of period	$47,908,450	$43,744,368	$15,420,792	$6,483,927
Undistributed net investment income (loss) included
in net assets at end of period	$122,925	$306,040	$(21,009)	$(8,061)

Capital share transactions:
Investor Class shares
Shares sold	209,057	505,813	292,739	311,977
Shares issued to holders in reinvestment of dividends	30,686	21,911	—	—
Shares redeemed	(270,437)	(2,077,979)	(141,188)	(325,227)
Net increase (decrease)	(30,694)	(1,550,255)	151,551	(13,250)
Institutional Class shares
Shares sold	12,115	1,188,218	541,371	211,314
Shares issued to holders in reinvestment of dividends	13,158	—	—	—
Shares redeemed	(99,673)	(233,858)	(1,839)	(730)
Net increase (decrease)	(74,400)	954,360	539,532	210,584

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	42	800.292.7435

	Ariel International Equity Fund		Ariel Global Equity Fund

	Six Months Ended March 31, 2013 (unaudited)	December 30, 2011* to September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	December 30, 2011* to September 30, 2012

Operations:
Net investment income	$11,411	$43,848	$43,329	$164,780
Net realized income (loss) on investments and
foreign currency translations	(9,006)	(18,847)	46,211	(93,167)
Change in net unrealized appreciation (depreciation)
on investments and foreign currency translations	353,872	17,412	1,538,336	(82,342)
Net increase (decrease) in net assets from operations	356,277	42,413	1,627,876	(10,729)

Distributions to shareholders:
Net investment income
Investor Class	(15,673)	—	—	—
Institutional Class	(49,135)	—	(178,895)	—
Total distributions	(64,808)	—	(178,895)	—

Share transactions:
Shares issued
Investor Class	132,371	1,333,707	429,219	1,028,574
Institutional Class	146,877	1,892,889	142,185	10,730,157
Shares issued in reinvestment of
dividends and distributions
Investor Class	7,164	—	—	—
Institutional Class	42,603	—	174,482	—
Shares redeemed
Investor Class	(24,623)	(28,900)	(90,456)	(37,634)
Institutional Class	(150,453)	(656)	(100,495)	(41,190)
Net increase from share transactions	153,939	3,197,040	554,935	11,679,907
Total increase in net assets	445,408	3,239,453	2,003,916	11,669,178

Net assets:
Beginning of year	3,239,453	—	11,669,178	—
End of period	$3,684,861	$3,239,453	$13,673,094	$11,669,178
Undistributed net investment income (loss) included
in net assets at end of period	$(5,730)	$47,667	$36,763	$172,329

Capital share transactions:
Investor Class shares
Shares sold	12,703	137,205	39,559	102,641
Shares issued to holders in reinvestment of dividends	696	—	—	—
Shares redeemed	(2,406)	(2,799)	(8,187)	(3,684)
Net increase	10,993	134,406	31,372	98,957
Institutional Class shares
Shares sold	14,020	197,020	13,316	1,067,618
Shares issued to holders in reinvestment of dividends	4,189	—	16,842	—
Shares redeemed	(14,985)	(67)	(10,062)	(4,435)
Net increase	3,224	196,953	20,096	1,063,183

* Commencement of operations.
The accompanying notes are an integral part of the financial statements.

Financial Highlights For a share outstanding throughout each period

Ariel Fund (Investor Class)			Year Ended September 30
	Six Months Ended
	March 31, 2013 (unaudited)		2012	2011		2010	2009	2008
Net asset value, beginning of year	$49.67		$36.74	$42.78		$35.78	$36.53	$54.60
Income from investment operations:
Net investment income (loss)	0.29		0.29	0.09		(0.07)	0.13	0.36
Net realized and unrealized
gains (losses) on investments	9.80		12.73	(6.13)		7.08	(0.50)	(13.78)
Total from investment operations	10.09		13.02	(6.04)		7.01	(0.37)	(13.42)

Distributions to shareholders:
Dividends from net investment income	(0.48)		(0.09)	(0.00	)(a)	(0.01)	(0.38)	(0.15)
Distributions from capital gains	-		-	-		-	-	(4.50)
Total distributions	(0.48)		(0.09)	(0.00)		(0.01)	(0.38)	(4.65)
Net asset value, end of period	$59.28		$49.67	$36.74		$42.78	$35.78	$36.53
Total return	20.49%	(b)	35.48%	(14.11)%		19.58%	(0.36)%	(26.55)%
Supplemental data and ratios:
Net assets, end of period, in thousands	$1,660,710		$1,422,415	$1,350,852		$1,953,134	$1,712,693	$1,845,578
Ratio of expenses to average net assets	1.05%	(c)	1.06%	1.04%		1.06%	1.14%	1.07%
Ratio of net investment income (loss)
to average net assets	1.13%	(c)	0.56%	0.16%		(0.16)%	0.41%	0.76%
Portfolio turnover rate	19%	(b)	27%	29%		40%	45%	24%

Ariel Fund (Institutional Class)	Six Months
	Ended		December 30, 2011(d)
	March 31, 2013		to
	(unaudited)		September 30, 2012
Net asset value, beginning of year	$49.79		$42.97
Income from investment operations:
Net investment income	0.33		0.36
Net realized and unrealized
gains on investments	9.87		6.46
Total from investment operations	10.20		6.82

Distributions to shareholders:
Dividends from net investment income	(0.68)		-
Total distributions	(0.68)		-
Net asset value, end of period	$59.31		$49.79
Total return	20.72%	(b)	15.87%	(b)
Supplemental data and ratios:
Net assets, end of period, in thousands	$308,459		$103,092
Ratio of expenses to average net assets	0.69%	(c)	0.68%	(c)
Ratio of net investment income
to average net assets	1.41%	(c)	1.06%	(c)
Portfolio turnover rate	19%	(b)	27%	(b)

(a) Amount is less than $(0.005).
(b) Not annualized.
(c) Annualized.
(d) Commencement of operations.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	44	800.292.7435

Ariel Appreciation Fund (Investor Class)			Year Ended September 30
	Six Months Ended March 31, 2013 (unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of year	$45.13		$34.81	$37.79	$32.16	$36.39	$50.65
Income from investment operations:
Net investment income (loss)	0.27		0.35	0.13	(0.03)	0.08	0.17
Net realized and unrealized gains (losses)
on investments	6.82		10.52	(3.10)	5.70	(1.02)	(9.74)
Total from investment operations	7.09		10.87	(2.97)	5.67	(0.94)	(9.57)

Distributions to shareholders:
Dividends from net investment income	(0.33)		(0.16)	(0.01)	(0.04)	(0.18)	(0.23)
Distributions from capital gains	(4.49)		(0.39)	—	—	(3.11)	(4.46)
Total distributions	(4.82)		(0.55)	(0.01)	(0.04)	(3.29)	(4.69)
Net asset value, end of period	$47.40		$45.13	$34.81	$37.79	$32.16	$36.39
Total return	18.26	%(a)	31.57%	(7.86)%	17.64%	3.54%	(20.49)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,525,226		$1,290,470	$1,143,406	$1,330,400	$1,234,115	$1,459,648
Ratio of expenses to average net assets	1.15	%(b)	1.17%	1.15%	1.18%	1.25%	1.19%
Ratio of net investment income (loss)
to average net assets	1.38	%(b)	0.79%	0.30%	(0.06)%	0.42%	0.39%
Portfolio turnover rate	17	%(a)	28%	26%	41%	44%	26%

Ariel Appreciation Fund (Institutional Class)	Six Months Ended March 31, 2013 (unaudited)		December 30, 2011(c) to September 30, 2012
Net asset value, beginning of year	$45.19		$38.70
Income from investment operations:
Net investment income	0.17		0.32
Net realized and unrealized gains
on investments	7.01		6.17
Total from investment operations	7.18		6.49

Distributions to shareholders:
Dividends from net investment income	(0.44)		—
Distributions from capital gains	(4.49)		—
Total distributions	(4.93)		—
Net asset value, end of period	$47.44		$45.19
Total return	18.50	%(a)	16.77	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$61,615		$14,934
Ratio of expenses to average net assets	0.80	%(b)	0.99	%(b)
Ratio of net investment income
to average net assets	1.86	%(b)	1.08	%(b)
Portfolio turnover rate	17	%(a)	28	%(a)

(a) Not annualized.
(b) Annualized.
(c) Commencement of operations.
The accompanying notes are an integral part of the financial statements.

Financial Highlights For a share outstanding throughout each period (continued)

Ariel Focus Fund (Investor Class)			Year Ended September 30

	Six Months Ended March 31, 2013 (unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.95		$9.27	$9.49	$8.79	$9.74	$11.93
Income from investment operations:
Net investment income	0.09		0.10	0.04	0.04	0.05	0.04
Net realized and unrealized gains (losses)
on investments	1.41		1.64	(0.23)	0.70	(0.94)	(1.92)
Total from investment operations	1.50		1.74	(0.19)	0.74	(0.89)	(1.88)
Distributions to shareholders:
Dividends from net investment income	(0.13)		(0.06)	(0.03)	(0.04)	(0.06)	(0.04)
Distributions from capital gains	—		—	—	—	—	(0.27)
Total distributions	(0.13)		0.06	(0.03)	(0.04)	(0.06)	(0.31)
Net asset value, end of period	$12.32		$10.95	$9.27	$9.49	$8.79	$9.74

Total return	13.87	%(a)	18.81%	(2.07%)	8.37%	(9.02%)	(16.08%)
Supplemental data and ratios:
Net assets, end of period, in thousands	$37,065		$33,274	$42,547	$54,609	$34,877	$37,871
Ratio of expenses to average net assets,
including waivers	1.25	%(b)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets,
excluding waivers	1.62	%(b)	1.58%	1.51%	1.58%	1.87%	1.61%
Ratio of net investments income to
average net assets, including waivers	1.53	%(b)	0.88%	0.37%	0.36%	0.68%	0.37%
Ratio of net investment income to
average net assets, excluding waivers	1.16	%(b)	0.55%	0.11%	0.03%	0.06%	0.00%
Portfolio turnover rate	16	%(a)	32%	40%	52%	42%	49%

Ariel Focus Fund (Institutional Class)	Six Months Ended March 31, 2013 (unaudited)		December 30, 2011(c) to September 30, 2012
Net asset value, beginning of year	$10.97		$9.82
Income from investment operations:
Net investment income	0.11		0.10
Net realized and unrealized gains
on investments	1.40		1.05
Total from investment operations	1.51		1.15
Distributions to shareholders:
Dividends from net investment income	(0.16)		—
Total distributions	(0.16)		—
Net asset value, end of period	$12.32		$10.97
Total return	14.02	%(a)	11.71	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$10,844		$10,470
Ratio of expenses to average net assets,
including waivers	1.00	%(b)	1.00	%(b)
Ratio of expenses to average net assets,
excluding waivers	1.24	%(b)	1.29	%(b)
Ratio of net investments income to
average net assets, including waivers	1.78	%(b)	1.15	%(b)
Ratio of net investment income
to average net assets, excluding waivers	1.54	%(b)	0.86	%(b)
Portfolio turnover rate	16	%(a)	32	%(a)

(a) Not annualized.
(b) Annualized.
(c) Commencement of operations.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	46	800.292.7435

Ariel Discovery Fund (Investor Class)	Six Months Ended March 31, 2013 (unaudited)		Yeat Ended September 30, 2013	January 31, 2011(c) to September 30, 2011
Net asset value, beginning of year	$10.63		$7.71	$10.00
Income from investment operations:
Net investment loss	(0.01)		(0.08)	(0.06)
Net realized and unrealized gains (losses) on investments	1.21		3.00	(2.23)
Total from investment operations	1.20		2.92	(2.29)

Net asset value, end of period	$11.83		$10.63	$7.71
Total return	11.29	%(a)	37.87%	(22.90	)%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$6,512		$4,240	$3,177
Ratio of expenses to average net assets, including waivers	1.50	%(b)	1.50%	1.50	%(b)
Ratio of expenses to average net assets, excluding waivers	3.75	%(b)	5.18%	6.75	%(b)
Ratio of net investment loss to average net assets, including waivers	(0.40	)%(b)	(0.92)%	(1.17	)%(b)
Ratio of net investment loss to average net assets, excluding waivers	(2.65	)%(b)	(4.60)%	(6.42	)%(b)
Portfolio turnover rate	11	%(a)	33%	18	%(a)

Ariel Discovery Fund (Institutional Class)	Six Months Ended March 31, 2013 (unaudited)		December 30, 2011(c) to September 30, 2012
Net asset value, beginning of year	$10.66		$9.01
Income from investment operations:
Net investment loss	(0.01)		(0.05)
Net realized and unrealized gains on investments	1.23		1.70
Total from investment operations	1.22		1.65

Net asset value, end of period	$11.88		$10.66
Total return	11.44	%(a)	18.31	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$8,909		$2,244
Ratio of expenses to average net assets, including waivers	1.25	%(b)	1.25	%(b)
Ratio of expenses to average net assets, excluding waivers	2.73	%(b)	4.78	%(b)
Ratio of net investment loss to average net assets, including waivers	(0.11	)%(b)	(0.75	)%(b)
Ratio of net investment loss to average net assets, excluding waivers	(1.59	)%(b)	(4.28	)%(b)
Portfolio turnover rate	11	%(a)	33	%(a)

(a) Not annualized.
(b) Annualized.
(c) Commencement of operations.
The accompanying notes are an integral part of the financial statements.

Financial Highlights For a share outstanding throughout each period (continued)

Ariel International Equity Fund (Investor Class)	Six Months Ended March 31, 2013 (unaudited)	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of year	$9.77	$10.00
Income from investment operations:
Net investment income	0.02	0.16
Net realized and unrealized gains (losses) on investments	1.05	(0.39)
Total from investment operations	1.07	(0.23)

Distributions to shareholders:
Dividends from net investment income	(0.11)	—
Total distributions	(0.11)	—
Net asset value, end of period	$10.73	$9.77
Total return	10.93%(a)	(2.30)%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,560	$1,313
Ratio of expenses to average net assets, including waivers	1.40%(b)	1.40%(b)
Ratio of expenses to average net assets, excluding waivers	10.26%(b)	17.00%(b)
Ratio of net investment income to average net assets, including waivers	0.53%(b)	2.93%(b)
Ratio of net investment loss to average net assets, excluding waivers	(8.33)%(b)	(12.67)%(b)
Portfolio turnover rate	18%(a)	21%(a)

Ariel International Equity Fund (Institutional Class)	Six Months Ended March 31, 2013 (unaudited)	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of year	$9.78	$10.00
Income from investment operations:
Net investment income	0.04	0.11
Net realized and unrealized gains (losses) on investments	1.05	(0.33)
Total from investment operations	1.09	(0.22)

Distributions to shareholders:
Dividends from net investment income	(0.25)	—
Total distributions	(0.25)	—
Net asset value, end of period	$10.62	$9.78
Total return	11.24%(a)	(2.20)%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$2,125	1,926
Ratio of expenses to average net assets, including waivers	1.15%(b)	1.15%(b)
Ratio of expenses to average net assets, excluding waivers	7.62%(b)	15.70%(b)
Ratio of net investment income to average net assets, including waivers	0.76%(b)	3.41%(b)
Ratio of net investment loss to average net assets, excluding waivers	(5.71)%(b)	(11.14)%(b)
Portfolio turnover rate	18%(a)	21%(a)

(a) Not annualized.
(b) Annualized.
(c) Commencement of operations.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	48	800.292.7435

Ariel Global Equity Fund (Investor Class)	Six Months Ended March 31, 2013 (unaudited)	December 30, 2011(c) to September 30, 2012

Net asset value, beginning of year	$10.02	$10.00
Income from investment operations:
Net investment income (loss)	(0.02)	0.18
Net realized and unrealized gains (losses) on investments	1.40	(0.16)
Total from investment operations	1.38	0.02

Net asset value, end of period	$11.40	$10.02
Total return	13.77%(a)	0.20%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,485	$992
Ratio of expenses to average net assets, including waivers	1.40%(b)	1.40%(b)
Ratio of expenses to average net assets, excluding waivers	6.55%(b)	12.33%(b)
Ratio of net investment income to average net assets, including waivers	0.51%(b)	2.67%(b)
Ratio of net investment loss to average net assets, excluding waivers	(4.64)%(b)	(8.26)%(b)
Portfolio turnover rate	18%(a)	26%(a)

Ariel Global Equity Fund (Institutional Class)	Six Months Ended March 31, 2013 (unaudited)	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of year	$10.04	$10.00
Income from investment operations:
Net investment income	0.04	0.14
Net realized and unrealized gains (losses) on investments	1.34	(0.10)
Total from investment operations	1.38	0.04
Distributions to shareholders:
Dividends from net investment income	(0.17)	—
Total distributions	(0.17)	—
Net asset value, end of period	$11.25	$10.04
Total return	13.87%(a)	0.40%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$12,188	10,677
Ratio of expenses to average net assets, including waivers	1.15%(b)	1.15%(b)
Ratio of expenses to average net assets, excluding waivers	2.74%(b)	4.07%(b)
Ratio of net investment income to average net assets, including waivers	0.72%(b)	3.26%(b)
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.87)%(b)	0.34%(b)
Portfolio turnover rate	18%(a)	26%(a)

(a) Not annualized.
(b) Annualized.
(c) Commencement of operations.
The accompanying notes are an integral part of the financial statements.

Notes to the Financial Statements

Note One | Organization
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Equity Fund and Ariel Global Equity Fund (the “Funds”) are series of the Trust.  Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified.  The Funds issue two classes of shares: an Investor Class and an Institutional Class.

Note Two | Significant accounting policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements.  Actual results may differ from such estimates.

Securities valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price.  If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange.  These securities are valued by pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income— Securities transactions are accounted for on a trade date basis.  Realized gains and losses from securities transactions are recorded on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.  Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Fair value measurements— Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs.  The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).  These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities
Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)
Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance.  The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities.  The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2013 in valuing the Funds’ investments carried at fair value:

		Ariel	Ariel	Ariel
	Ariel Fund	Appreciation	Focus	Discovery
		Fund	Fund	Fund
Level 1	$1,933,825,634	$1,511,319,934	$46,107,820	$14,640,241
Level 2*	41,114,222	77,262,391	1,735,672	743,574
Level 3	—	—	—	—
Fair
Value at
03/31/2013	$1,974,939,856	$1,588,582,325	$47,843,492	$15,383,815

* As of March 31, 2013, Level 2 securities held are repurchase agreements.  See Schedule of Investments.

	Ariel International	Ariel Global
	Equity Fund	Equity Fund
Level 1	$2,982,187	$12,085,521
Level 2**	155,467	647,190
Level 3	—	—
Fair Value
at 03/31/2013	$3,137,654	$12,732,711

** As of March 31, 2013, Level 2 securities held are forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the contract, repurchase agreements and certain foreign stocks.  See Schedule of Investments.

arielinvestments.com	50	800.292.7435

March 31, 2013 (Unaudited)

	Ariel International	Ariel Global
	Equity Fund	Equity Fund
Transfers into Level 1	$—	$123,142
Transfers out of Level 1	(43,000)	(117,894)
Transfers into Level 2	43,000	117,894
Transfers out of Level 2	—	(123,142)

Transfers were made due to valuation adjustments on foreign common stocks to account for the market movement between the close of a foreign market and the close of the New York Stock Exchange. Transfers between levels are recognized at the end of the reporting period.
March 31, 2013 (unaudited)
Forward currency contracts derive their value from underlying exchange rates.  These instruments are normally valued by pricing vendors using pricing models.  The pricing models typically use inputs that are observed from active markets such as exchange rates.  As such, forward currency contracts were categorized as Level 2.

Foreign currency— Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party.  Realized gains (losses) and unrealized appreciation (depreciation) on securities include the effects of changes in security prices.  Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Europe risk— Ariel International Equity Fund and Ariel Global Equity Fund invest in securities issued by companies operating in Europe and therefore are subject to certain risks associated specifically with Europe.  A significant number of countries in Europe are member states in the European Union, and the member states no longer control their own monetary policies.  The political and social changes throughout Europe make the extent and nature of future economic development in the region and their effect on securities issued by European companies impossible to predict.

Forward currency contracts— Ariel International Equity Fund and Ariel Global Equity Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates.  The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts.  Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties.  Forward currency contracts are subject to the translations of foreign exchange rate fluctuations.  Contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as unrealized appreciation (depreciation) on foreign currency translations.  The Funds record realized gains (losses) at the time the forward currency contract is settled or closed on the Statement of Operations as realized gain (loss) on foreign currency transactions.

Repurchase agreements— The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Federal taxes— It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.  Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2009 – 2012), and has concluded that no provision for federal income tax is required in the financial statements.

Class and expense allocations— Each class of shares has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution, shareholder servicing and shareholder reporting.  Income, other non-class specific expense, and gains and losses on investments are allocated to each class of shares based on its relative net assets.  Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Distributions to shareholders— Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually and recorded on ex-dividend date.

Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from net investment income and realized capital gains for financial reporting purposes. Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature.

Notes to the Financial Statements (continued)

Note Three | Investment transactions, distributions and federal income tax matters
Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the six months ended March 31, 2013 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Equity Fund	Ariel Global Equity Fund
Purchases	$434,137,437	$223,923,045	$6,944,456	$7,867,010	$596,918	$2,585,768
Sales	318,909,168	220,721,979	10,084,744	1,018,220	591,567	2,075,355

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2012 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Equity Fund	Ariel Global Equity Fund
Cost	$1,112,169,529	$933,821,920	$39,825,986	$5,989,664	$2,787,109	$10,849,688

Unrealized
appreciation	$516,954,296	$448,325,961	$7,914,879	$989,200	$131,444	$495,396

Unrealized
depreciation	(103,196,570)	(76,981,116)	(4,014,780)	(433,777)	(137,429)	(596,253)

Net
unrealized
appreciation
(depreciation)	$413,757,726	$371,344,845	$3,900,099	$555,423	$(5,985)	$(100,857)

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales and partnership adjustments.

At September 30, 2012, Ariel Discovery Fund, Ariel International Equity Fund and Ariel Global Equity Fund had post October capital loss deferrals of $51,686, $6,424 and $72,789, respectively.  Ariel Discovery Fund had a post December ordinary loss deferral of $8,061.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Previously, net capital losses were carried forward for up to eight years and treated as short-term losses.  The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.  At September 30, 2012, Ariel Fund and Ariel Focus Fund had pre-enactment net capital losses for federal income tax purposes of $169,130,527 and $2,108,832, respectively, expiring in the year 2018.

Note Four | Investment advisory and other transactions with related parties
Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund under an agreement (the “Management Agreement”). The Advisor provides investment advisory services to Ariel International Equity Fund and Ariel Global Equity Fund under an Advisory Agreement (collectively, the “Agreements”).  Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management Fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Equity Fund	Ariel Global Equity Fund
Average Daily Net Assets
First $500 million	0.65%	0.75%	0.75%	1.00%	1.00%	1.00%
Next $500 million	0.60%	0.70%	0.70%	0.95%	0.95%	0.95%
Over $1 billion	0.55%	0.65%	0.65%	0.90%	0.90%	0.90%

arielinvestments.com	52	800.292.7435

March 31, 2013 (Unaudited)

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses exceed certain limits as shown below:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund		Ariel Discovery Fund
	Investor Class	Investor Class	Investor Class	Institutional Class	Investor Class	Institutional Class
First $30 million*	1.50%	1.50%	—	—	—	—
Over $30 million*	1.00%	1.00%	—	—	—	—
On average daily net assets	—	—	1.25%	1.00%	1.50%	1.25%
Waiver**	—	—	2014	2014	2014	2014

	Ariel International Equity Fund		Ariel Global Equity Fund

	Investor	Institutional	Investor	Institutional
	Class	Class	Class	Class
On average daily net assets	1.40%	1.15%	1.40%	1.15%
Waiver**	2015	2015	2015	2015

* Exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items.
** Through September 30 of the respective year.  After these dates, there is no assurance that such expenses will be limited.

Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”).  The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Investor Class of the Funds.  Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services.  For the six months ended March 31, 2013 distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Equity Fund	Ariel Global Equity Fund
Paid to distributor	$1,850,844	$1,640,681	$42,214	$6,561	$1,781	$1,495
Paid to broker/dealers	1,401,290	1,304,596	23,388	4,208	34	115

The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

Notes to the Financial Statements (continued)

Note Five | Forward currency contracts
At March 31, 2013, the open forward currency contracts (State Street Bank and Trust as counterparty) are:

Contract Settlement Date	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Ariel International Equity Fund
04/22/2013	AUD	43,214	CAD	44,832	816
05/02/2013	SEK	73,818	JPY	1,071,979	(69)
05/20/2013	SEK	100,308	EUR	11,622	474
05/20/2013	SEK	99,827	EUR	11,567	472
05/20/2013	SEK	344,328	EUR	39,896	1,628
05/21/2013	AUD	22,083	CAD	22,554	731
06/07/2013	SGD	23,980	EUR	14,458	795
06/07/2013	SGD	21,505	EUR	12,966	713
06/12/2013	AUD	78,687	CAD	82,439	472
06/12/2013	GBP	36,618	USD	54,667	951
06/12/2013	EUR	28,010	USD	36,444	(522)
06/12/2013	SGD	27,267	USD	21,866	121
07/01/2013	AUD	9,709	JPY	951,040	(68)
07/01/2013	GBP	9,488	CHF	13,588	80
07/01/2013	SGD	8,386	JPY	634,027	23
07/01/2013	DKK	82,850	CHF	13,588	(67)
07/01/2013	AUD	15,972	CHF	15,594	72
07/01/2013	AUD	6,958	CHF	6,794	32
					6,654

Ariel Global Equity Fund
04/22/2013	USD	103,508	JPY	9,122,799	6,584
04/22/2013	USD	97,658	JPY	8,607,212	6,211
05/13/2013	USD	199,106	CHF	182,459	6,807
05/20/2013	AUD	116,078	EUR	88,330	7,167
05/20/2013	SEK	759,715	EUR	88,025	3,593
05/20/2013	USD	117,379	EUR	87,538	5,132
05/21/2013	CAD	237,150	EUR	176,673	6,651
05/21/2013	CAD	29,376	EUR	21,884	824
06/07/2013	SGD	95,825	EUR	57,775	3,176
07/01/2013	ZAR	1,034,839	GBP	72,045	1,775
07/01/2013	AUD	53,357	EUR	42,635	495
07/01/2013	DKK	254,112	EUR	34,108	(5)
07/01/2013	AUD	132,903	CHF	129,761	602
07/01/2013	USD	113,018	GBP	74,244	260
07/01/2013	USD	119,126	CHF	112,056	949
07/01/2013	USD	108,773	CHF	102,317	867
07/01/2013	USD	181,214	JPY	17,102,448	(581)
07/01/2013	USD	100,754	JPY	9,508,848	(323)
					50,184

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March 31, 2013 (Unaudited)

As reflected in the Statement of Operations, realized net gain (loss) and the change in unrealized appreciation (depreciation) on forward currency contracts for the six months ended March 31, 2013 were:

	Ariel International Equity Fund	Ariel Global Equity Fund
Realized net gain (loss) on forward currency contracts	$3,055	$53,845
Change in unrealized appreciation (depreciation) on forward currency contracts	8,954	61,680

The forward currency contracts held at March 31, 2013 are indicative of the contracts entered throughout the six month period from October 1, 2012 to March 31, 2013.

Note Six | Transactions with affiliated companies
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act.  Ariel Fund had the following transactions during the six months ended March 31, 2013, with affiliated companies:

		Share Activity			Six Months Ended March 31, 2013
Security Name	Balance September 30, 2012	Purchases	Sales	Balance March 31, 2013	Market Value	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares
Contango Oil & Gas Co.	906,847	292,859	72,303	1,127,403	$45,197,586	$1,985,094	($1,521,737)
Symmetry Medical Inc.	2,267,400	72,474	159,202	2,180,672	24,968,694	—	181,248
					$70,166,280	$1,985,094	$(1,340,289)

Note Seven | Line of credit
The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with State Street Bank and Trust Company.  The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions.  The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line.  Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin.

For the six months ended March 31, 2013, the details of the borrowings were as follows:

Fund	Average Daily Borrowings	Number of Days Outstanding	Weighted Average Annualized Interest Rate
Ariel Appreciation Fund	$3,030,980	4	1.44%
Ariel Focus Fund	401,029	1	1.44%

Important Supplemental Information

Proxy Voting Policies, Procedures, and Record
Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435.  Such information for the Ariel Investment Trust is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Shareholder Statements and Reports
The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address.  We will send you a notice at least 60 days before sending only one copy of these documents if we have not received the shareholder’s written consent from you previously.  Should you wish to receive individual copies of materials, please contact us at 800-292-7435.  Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

Availability of Quarterly Portfolio Schedule
The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  For information on the Public Reference Room, call 800-SEC-0330.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings.  All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Approval of the Management Agreements
Each year the Board of Trustees of the Trust, including a majority of the Independent Trustees, is required by the 1940 Act to determine whether to continue each Fund’s management or advisory agreement with the Adviser (together the “Agreements”).  Throughout the year, the Board meets in person and requests, receives and considers a broad range of materials and information that are relevant to the Trustees’ consideration of the Agreements.  The Board’s Management Contracts Committee (the “Committee”), which is comprised entirely of Independent Trustees and includes all Independent Trustees, leads the Board in its consideration of the Agreements.  Both the Committee and the Board held meetings in November 2012 to review and evaluate the materials provided by the Adviser to assist the Board, and in particular the Independent Trustees, in considering renewal of the Agreements.  At such meetings the Committee received presentations from the Adviser and from portfolio managers, as well as a memorandum from their independent legal counsel and supplemental materials and presentations.  During each of those meetings, the Committee was advised by, and met in executive sessions with, their independent legal counsel.

Nature, Extent and Quality of Services
The Board considered the Adviser’s specific responsibilities in the day-to-day management of the Funds, taking into account information received at regular meetings throughout the year related to the services rendered by the Adviser and their knowledge of the Adviser’s operations.  In addition, the Board considered the Adviser’s historical approach in managing the Funds; its consistency of investment approach; the background, education and experience of the Adviser’s investment personnel; the nature and quality of the Adviser’s services, including, among other things, compliance matters, trading practices, brokerage selection, shareholder communications, and information technology; and the Adviser’s commitment to diversity and civic affairs.  They also reviewed whether the Funds had operated within their investment objectives and reviewed each Fund’s record of compliance with its investment restrictions and other regulatory requirements.  They also considered information regarding the structure of the Adviser’s compensation program for portfolio managers and certain other employees and the Adviser’s ability to attract and retain quality personnel.  The Board noted they had good communication with the portfolio managers throughout the year.  The Board also noted the personal investments made by the Adviser’s personnel in the Funds, which is designed to align the interests of the Adviser and its personnel with those of the Funds’ shareholders.

Investment Performance
The Committee considered the investment performance of each Fund over time, including comparative information provided by Lipper Inc., an independent data service provider (“Lipper”), comparing each Fund’s performance with that of comparable funds selected by Lipper (the “Peer Group”) as well as an analysis of Fund performance as compared to the performance of its benchmark over specific historical periods.  The Committee discussed comparative data with respect to the performance of the Funds, the Funds’ respective Peer Groups and the Funds’ respective performance benchmarks.  The Committee noted that Ariel Fund’s 1-year performance was strong against its peers, ranking in the top 5%.  During the last ten years however, Ariel Fund’s performance was volatile and underperformedfor this period against its peer group and benchmark.  The Committee discussed Appreciation Fund’s performance, where it ranked in the top decile for the 1-year, 4-year and 5-year returns.  The Committee noted that Appreciation Fund did not rank below the 60th percentile for any period shown.  The Committee noted that Focus Fund had a difficult year as its performance for each time period as shown by Lipper ranked in the bottom quintile.  In the previous year, Focus Fund’s performance was stronger, ranking in the top quintile for 5-year performance.  The Committee also reviewed the performance consistency chart and risk analysis information for Focus Fund which indicated comparably high volatility and low total return to its performance universe.  The Committee reviewed the risk analysis information and performance consistency chart for Ariel Fund and Appreciation Fund as well.  The Discovery Fund had limited performance data, however, its strong 1-year performance ranked the Fund in the second percentile. International Equity Fund and Global Equity Fund (the “Global Funds”) each have less than 1 year of performance since their inception date was December 30, 2011 and therefore also had limited performance information available.  However, the Committee did note the low peer rankings for performance shown.

arielinvestments.com	56	800.292.7435

March 31, 2013 (Unaudited)

The Committee reported to the Board that it had discussed at some length the apparent volatility in the performance of the Funds.  In that regard, the Committee had met with the respective portfolio managers of the Funds prior to approval of the Agreements for a fulsome discussion of performance, volatility, market events and the impact to the portfolios, risk/reward trade off, and performance of high/low beta stocks in down markets.  The investment team continues to seek to enhance its processes to minimize losses in the Funds’ portfolios and to seek to reduce the level of volatility of the Funds by researching and understanding behavioral finance, as well as strengthening the team’s skill sets in analyzing balance sheets.  The Committee acknowledged the Adviser’s commitment to its stated investment strategy and identified circle of competency, and its calm, reasoned and long-term approach to investing.

Fees and Expenses.
The Committee reviewed comparative fee and expense information for each Fund’s Peer Group, as selected and analyzed by Lipper.  The Committee considered comparative total expense ratios, as well as advisory fees, in assessing each Fund’s management fee structure.  The Committee considered the expense ratio of each Fund and concluded that the expense ratios were reasonable and competitive with the expense ratios of each Fund’s Peer Group as determined by Lipper.

Benefits, Profitability and Economies of Scale.
The Board discussed the Committee’s conclusion that Ariel’s profitability associated with its relationship with the Trust was within a reasonable range and was neither excessive nor so low that the Adviser could not be expected to continue to service the Funds effectively.  The Committee reviewed the profitability to Ariel of its relationship with each Fund, including the methodology by which that profitability analysis was calculated, and also examined the fees charged by Ariel to other types of clients, as well as the basis for any differences between those fees.  The Committee also noted that the Adviser was heavily subsidizing the Discovery Fund and the Global Funds.  The Committee discussed with representatives of the Adviser the financial condition of the Adviser and its long-term strategic planning.  The Committee reviewed the extent to which economies of scale may be realized if the Funds increase in size.  It was noted that the management fee schedules for all the Funds contain breakpoints at different levels, with the final breakpoint at $1 billion in assets.  The Committee considered the effective advisory fees for the Funds and concluded that the advisory fee schedules provide an appropriate sharing between the Funds and the Adviser of such economies of scale as may exist under the Agreements and determined that no additional breakpoints, or adjustments to the existing breakpoints, were needed at the present time.

Approval.
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that continuation of each Fund’s Agreement was in the best interests of each Fund and its respective shareholders and the Board approved the continuation of each Fund’s Agreement.  The Board’s determinations were based upon a comprehensive consideration of all information provided to it, including both quantitative measures and qualitative factors, and were not the result of any single factor.

Fund Expense Example	(unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses.  The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees.

The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee.  If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2012-March 31, 2013.

Actual expenses
The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund.  You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical example for comparison purposes
The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in each of the Funds to other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds.  Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual		Hypothetical (5% return before expenses)
Fund and Return	Beginning Account Value 10/1/2012	Ending Account Value 3/31/2013	Expenses Paid During Period*	Ending Account Value 3/31/2013	Expenses Paid During Period*	Annualized Expense Ratio*
Ariel Fund Investor Class Institutional Class	$1,000.00 1,000.00	$1,204.90 1,207.20	$5.77 3.80	$1,019.70 1,021.49	$5.29 3.48	1.05% 0.69%
Ariel Appreciation Fund Investor Class Institutional Class	$1,000.00 1,000.00	$1,182.60 1,185.00	$6.26 4.36	$1,019.20 1,020.94	$5.79 4.03	1.15% 0.80%
Ariel Focus Fund Investor Class Institutional Class	$1,000.00 1,000.00	$1,138.70 1,140.20	$6.67 5.34	$1,018.70 1,019.95	$6.29 5.04	1.25% 1.00%
Ariel Discovery Fund Investor Class Institutional Class	$1,000.00 1,000.00	$1,112.90 1,114.40	$7.90 6.59	$1,017.45 1,018.70	$7.54 6.29	1.50% 1.25%
Ariel International Equity Fund Investor Class Institutional Class	$1,000.00 1,000.00	$1,109.30 1,112.40	$7.36 6.06	$1,017.95 1,019.20	$7.04 5.79	1.40% 1.15%
Ariel Global Equity Fund Investor Class Institutional Class	$1,000.00 1,000.00	$1,137.70 1,138.70	$7.46 6.13	$1,017.95 1,019.20	$7.04 5.79	1.40% 1.15%

*Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

arielinvestments.com	58	800.292.7435

Board of Trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
James W. Compton Age: 75	Trustee, Member of Governance and Audit Committees	Indefinite, until successor elected Served as a Trustee since 1997	Retired President and CEO, Chicago Urban League, 1972 to 2006	Seaway Bank and Trust Company, Commonwealth Edison Company
William C. Dietrich Age: 63	Trustee, Chairman of Audit Committee, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc.
Royce N. Flippin, Jr. Age: 79	Lead Independent Trustee, Member of Management Contracts and Governance Committees, Chairman of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986 and Lead Independent Trustee since 2006	President, Flippin Associates since 1992
Mellody L. Hobson Age: 44	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993, President since 2002 and Chairman since 2006.	President, Ariel Investments since 2000
DreamWorks Animation SKG, Inc. (Chairman), The Estée Lauder Companies Inc., Groupon, Inc., Starbucks Corporation, After School Matters (Chairman), Sundance Institute, Chicago Public Education Fund, Investment Company Institute (Board of Governors), SEC Investor Advisory Committee

Christopher G. Kennedy Age: 49	Trustee, Member of Audit and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995	Chairman of the Board of Trustees, University of Illinois, Chairman, Joseph P. Kennedy Enterprise, Inc.; Former President, Merchandise Mart Properties, Inc., 2000 to 2011	Interface Inc.

Board of Trustees(continued)

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Merrillyn J. Kosier Age: 53	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President, Ariel Investments since 1999, Chief Marketing Officer, Mutual Funds since 2007
Loyola University Council of Regents, Member of the Investment Policy Committee and Board of Advisors for the Graduate School of Business, Harris Theater for Music and Dance, Lupus Foundation of America, Inc.

William M. Lewis, Jr. Age: 57	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Served as a Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004	Darden Restaurants, Inc.
H. Carl McCall Age: 77	Trustee, Chairman of Governance Committee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 2006	Chairman, The State University of New York since 2011, Principal, Convent Capital, LLC, 2004-2011
John W. Rogers, Jr. Age: 55	Trustee	Indefinite, until successor elected Served as a Trustee 1986 to 1993 and since 2000	Founder, Chairman, CEO and Chief Investment Officer, Ariel Investments, Lead Portfolio Manager, Ariel Fund & Co-Portfolio Manager, Ariel Appreciation Fund	Exelon Corporation, McDonald’s Corporation, Chicago Urban League, Trustee of the University of Chicago
James M. Williams Age: 65	Trustee, Chairman of Management Contracts Committee	Indefinite, until successor elected Served as a Trustee since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust, since 2002	SEI Mutual Funds

Trustees Emeritus
(no Trustee duties or responsibilities)
John G. Guffey, Jr.
Bert N. Mitchell, CPA

Note:  Number of portfolios in complex overseen by all Officers is six.  Address for all officers is 200 East Randolph St., Suite 2900, Chicago, IL 60601.

arielinvestments.com	60	800.292.7435

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships held by officer
Mareile B. Cusack Age: 54	Vice President, Anti-Money Laundering Officer and Assistant Secretary	Indefinite, until successor elected Served as Vice President and Assistant Secretary since 2008 Served as Anti-Money Laudering Officer since 2010	Senior Vice President, Ariel Investments since 2012, Vice President, 2007-2012, General Counsel since October 2008	Smart Museum of Art (University of Chicago), The Great Books Foundation
Mellody L. Hobson Age: 44	Chairman, President, Chief Executive Officer and Principal Executive Officer	Indefinite, until successor elected Served as a Trustee since 1993, President since 2002 and Chairman since 2006	President, Ariel Investments, since 2000
DreamWorks Animation
SKG, Inc. (Chairman), The
Estée Lauder Companies
Inc., Groupon, Inc.,
Starbucks Corporation,
After School Matters
(Chairman), Sundance
Institute, Chicago
Public Education Fund,
Investment Company
Institute (Board
of Governors), SEC Investor Advisory Committee

Merrillyn J. Kosier Age: 53	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President, Ariel Investments since 1999, Chief Marketing Officer, Mutual Funds since 2007
Loyola University Council
of Regents, Member of the Investment Policy Committee
and Board of Advisors for
the Graduate School of
Business, Harris Theater for
Music and Dance, Lupus Foundation of America, Inc.

Jeffrey H. Rapaport Age: 37	Vice President and Assistant Treasurer	Served as Vice President and Assistant Treasurer since 2010	Vice President, Fund Administration since 2010; Senior Fund Administration Analyst, Ariel Investments, 2007-2010; Fund Administrator, Ariel Investments, 2005-2007
Anita M. Zagrodnik, CPA Age: 53	Chief Financial Officer, Chief Compliance Officer, Vice President, Secretary and Treasurer
Indefinite, until successor elected

Served as Vice President since 2003, Chief Financial Officer and Treasurer since 2010, Chief Compliance Officer, Ariel Investment Trust since 2004, Secretary since 2007, Assistant Secretary from 2003-2007
Senior Vice President, Fund Administration, Ariel Investments since 2010; Vice President, Fund Administration, Ariel Investments, 2003-2010

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers.  The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com.  Note:  Number of portfolios in complex overseen by all Officers is six.  Address for all officers is 200 East Randolph St., Suite 2900, Chicago, IL 60601.

Item 2. Code of Ethics.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)
There were no significant changes in the registrant's internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Not applicable.

(a)  (2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)  (3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)
Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:    /s/ Mellody Hobson
        Mellody Hobson
        President and Principal Executive Officer

Date:       May 13, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Mellody Hobson
        Mellody Hobson
        President and Principal Executive Officer

Date:       May 13, 2013

By:   /s/ Anita Zagrodnik
       Anita Zagrodnik
       Treasurer and Chief Financial Officer

Date:       May 13, 2013